                             The Govett Funds, Inc.

                               Semi-Annual Report
                                 June 30, 1997


                   [LOGO OF GOVETT INVESTMENTS APPEARS HEAR]

TABLE OF CONTENTS                                                           PAGE
Letter to the Shareholders.................................................   1
Portfolio Management Review................................................   2
Financial Statements.......................................................   9

 LETTER TO SHAREHOLDERS

August 8, 1997

Dear Shareholder:

The first half of 1997 presented challenges and opportunities for international investors as several historic events unfolded. The most momentous of these appeared to be the return of control of Hong Kong to mainland China. However, despite the political magnitude of the transfer of power and apprehensions before the event, the economic effects, if any, are yet to be determined. The United Kingdom also experienced its own political power shift, as the Labour Party took the reins of government for the first time in almost twenty years. The new government immediately gave the Bank of England power to set monetary policy independent of the Treasury's control of fiscal policy, and higher interest rates appear likely./1/

In the United States, larger companies' stock prices soared to unprecedented heights while the market for smaller growth company stocks fell to the lowest levels recorded in almost twenty years. In Asia, the Japanese economy seemed poised on the brink of economic stabilization, while other regional economies, notably Thailand, experienced turbulence. Latin America was the bright spot in the emerging markets universe, with Brazil taking the lead following political reforms which appear to promise continuation of recent economically beneficial government policies.

The Govett Funds experienced some significant change this year as well. In January, John Govett & Co. Limited, the Funds' investment adviser, terminated its relationship with the subadvisor to the Smaller Companies Fund and appointed Gareth Watts as portfolio manager. Mr. Watts, who is responsible for all of John Govett's U.S. small company funds, repositioned the portfolio to eliminate some of the smaller, more volatile stocks. Despite the difficulties both the Fund and the smaller companies market experienced early in 1997, we believe that the portfolio is now well-positioned to be profitable over the long term and to take advantage of the benefits of investing in smaller companies. The Funds changed transfer agent and distributor in the second quarter and plan to introduce several shareholder service enhancements before the year is over.

John Govett has more than seventy years of experience managing investments in emerging markets and growth company stocks. We believe that the case for investing in growth areas both domestically and overseas is strong, and we look forward to working with the Funds in the coming year to maximize opportunities for investors in these arenas.

Thank you for investing in the Funds.

/s/ Peter Pejacsevich

Peter Pejacsevich
Chief Investment Officer
John Govett & Co. Limited

-------------------
/1/ All returns and financial information, including index comparisons, are stated in U.S. dollar terms. Total returns are based on historical information and do not guarantee future results. A Fund's share price and total returns vary, so that shares, when redeemed, may be worth more or less than their original cost. Each index is a broad-based, unmanaged index considered to reflect the performance of the relevant markets. Investments in a Fund are not deposits of any bank and are not guaranteed by the Federal Deposit Insurance Corporation. FPS Broker Services, Inc. is the Funds' distributor.

 PORTFOLIO MANAGEMENT REVIEW

GOVETT INTERNATIONAL EQUITY FUND

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1997

International equity markets continued to provide good returns during the first six months of 1997. European markets in particular kept up above-average gains. Swiss markets starred, rising 30% during the period, followed by a rise of 19.8% in Spain and 17.8% in the Netherlands. Austria had the worst performance, with a paltry stock market index increase of 1.3%, followed by Norway at 5.9%, and France by 8.1%. However, lackluster performance of U.K. stocks, following a price rise influenced by the general election and change of government, hurt Western non-U.S. market returns in general. Total return from the FTSE-S & P World Europe Index rose 13.7% in the six months. In comparison, this index excluding returns from the U.K. market rose 16.7%.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1997

The Fund achieved a total return at net asset value (without a Class A front-end sales charge) of 9.4% for the six months, compared to 10.4% for the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East ("EAFE") Index. When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was 4%.

The Fund's exposure to the Japanese and U.K. markets was a drag on performance, while returns from Swiss, Russian and Brazilian holdings had a positive effect.

------------------------------------------------------
             Average Annual Total Return
------------------------------------------------------
  Time                       At Maximum      At Net
  Period                   Offering Price  Asset Value
------------------------------------------------------
  One Year                       5.6%         11.1%
------------------------------------------------------
  Three Year                     7.4%          9.3%
------------------------------------------------------
  Five Year                     11.4%         12.6%
------------------------------------------------------
  Since Inception (1/7/92)      10.5%         11.5%
------------------------------------------------------

MARKET OUTLOOK FOR THE REMAINDER OF 1997

Developments in the U.S., especially interest rate movements, are likely to continue to influence international equity markets. We expect that a gradual acceleration of economic growth, in an environment of subdued inflation and rising corporate profits, will benefit international equities. At present we continue to prefer European markets, where corporate restructuring as well as economic growth and more competitive currencies are factors likely to enhance corporate profits. It is interesting to note that European companies are beginning to emphasize maximization of shareholder value in their management philosophies, which may lead to further restructuring. We also look for above-average growth prospects in the emerging economies.

We expect the international stock markets to be volatile in the coming months, because if stock prices rise investors tend to focus on individual corporate results, especially results of growth-oriented companies. In such environments, unexpected events create sharp price reactions. Consequently, stock selection, as compared to geographical or industrial sector allocation, will assume increasing importance in our portfolio management strategy. However, it also appears that U.S. dollar appreciation is leveling off, with some indications of stability. If this scenario materializes and continues, U.S.-based investors will benefit from the differential between U.S. and local currencies.

/s/ Peter Kysel

Peter Kysel
Portfolio Manager

GOVETT EMERGING MARKETS FUND

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1997

The first half of 1997 was rewarding for emerging markets investors. Price appreciation in emerging markets equities was driven by markets in Central and Southern Europe, Russia and Latin America. In Central Europe, especially Hungary, and in Russia, the macroeconomic picture is improving and the corporate sector is returning to profitability. The Czech Republic remains weak, as pressures on the current account finally led to a 10% currency depreciation. In Latin America, continued evidence of economic recovery in Mexico and Chile drove the region's equity prices up. Brazil demonstrated the strongest growth, as the momentum of privatization reassured investors about the government's ability to push reform forward. In Southern Europe, equities in Greece gained as inflation and interest rates fell. Turkey also performed well, although the failure of the Erbakan government dampened the hopes kindled by Turkish privatization programs.

In contrast, Asia continued to disappoint as most markets remained steady or declined during the period. A slowdown in exports throughout 1996 and 1997 contributed to this trend. Also, specific negative factors contributed, as in Thailand where continuing current account and financial sector problems and speculative pressure on the currency culminated in devaluation of the baht in June.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1997

Total return for the period was 16% (without a Class A front-end sales charge), slightly behind the MSCI Emerging Markets Index gain of 16.7%. When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was 10.2%.

While heavy exposure to Central Europe was beneficial, the Fund's Asian investments at the beginning of the period restrained performance overall. In particular, the Fund's Thai and South Korean investments were disappointing. We reduced Asian exposure in March, using the proceeds to add to Latin American, Turkish and Russian holdings. This asset shift improved performance during the second half of the period.

------------------------------------------------------
             Average Annual Total Return
------------------------------------------------------
  Time                       At Maximum      At Net
  Period                   Offering Price  Asset Value
------------------------------------------------------
  One Year                      10.4%         16.1%
------------------------------------------------------
  Three Year                     4.5%          6.3%
------------------------------------------------------
  Five Year                     11.7%         12.8%
------------------------------------------------------
  Since Inception (1/7/92)      12.6%         13.7%
------------------------------------------------------

MARKET OUTLOOK FOR THE REMAINDER OF 1997

We expect emerging markets to maintain their positive trends for the remainder of the year. Asian markets should begin to perform well towards the end of the year, if exports recover and the Thai economy stabilizes. Also, while Latin American markets may have stabilized relative to their performance at the beginning of the year, structural economic recovery in the region should encourage continued positive momentum. In addition, Russian, Egyptian and Turkish markets are expected to perform well as the year goes on.


/s/ Rachael Maunder

Rachael Maunder
Portfolio Manager

GOVETT SMALLER COMPANIES FUND

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1997

Smaller companies, and smaller growth companies in particular, continued to underperform during the first half of 1997, with some recovery toward the end of the period. Investors became increasingly unwilling to rely on the companies' earnings projections as justification for high prices. As a result, the smaller companies market experienced extreme volatility at times, as severe price corrections followed revised earnings projections even when a company's fundamentals had actually changed very little. Overall, smaller growth companies suffered most. By mid-April, their relative valuations had fallen to the lowest levels in the past twenty years. A sharp recovery occurred in May as the background for smaller growth stocks improved, but the potential for volatility remains.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1997

Total return for the period was -12.1% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -16.5%. In comparison, the Russell 2000 Index (which is indicative of the performance of smaller company stocks) rose by 9.3% over the period, compared with the rise of 19.5% in the Standard & Poor's 500 Composite Index (the "S&P 500",which measures the performance of larger company stocks).

In January, the advisor terminated the relationship with the subadvisor. We immediately began to restructure the portfolio to reduce the high price-earnings ratio of the portfolio holdings and to provide greater sector diversification. We also modified sector diversification, reducing exposure to technology stocks and focusing on other areas, such as health care, which promise more sustained, long-term growth. However, the sale of portfolio holdings while the smaller companies market was unstable, combined with further redemptions sparked by the falling market, contributed to the Fund's losses during the period. The portfolio restructuring was completed in May.

------------------------------------------------------
             Average Annual Total Return
------------------------------------------------------
  Time                       At Maximum      At Net
  Period                   Offering Price  Asset Value
------------------------------------------------------
  One Year                     -30.0%        -26.4%
------------------------------------------------------
  Three Year                    17.8%         19.8%
------------------------------------------------------
  Since Inception (1/1/93)      23.4%         24.8%
------------------------------------------------------

MARKET OUTLOOK FOR THE REMAINDER OF 1997

The first half of 1997 represented an extraordinary period for smaller companies in general and smaller growth companies in particular. John Govett continues to follow its philosophy of buying growth at a reasonable price, and we continue to try to identify firms in rapidly growing sectors that have strong management and proprietary products and services.

/s/ Gareth Watts

Gareth Watts
Portfolio Manager

GOVETT PACIFIC STRATEGY FUND

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1997

Strong performance in Hong Kong and mainland China dominated the first half of the year. Despite anticipated political risk, the death of Deng Xiaoping in February had little economic impact, while investors in Hong Kong enjoyed a price runup before the return of sovereignty to China. This transition appears to be going smoothly as interest rates and credit controls on the mainland continue to drop, allowing money to flow into the stock markets. "Red chip" stocks, owned by mainland Chinese, dominated the Hong Kong market surge. The Taiwanese market also gained, reflecting improved relations with China as well as the island's emergence from recession.

Japan started 1997 poorly, as analysts downgraded forecasts for economic growth and the yen depreciated. The yen traded at 126 yen to the dollar by the end of June. Nevertheless, improved conditions during the quarter validated the Fund's decisions to increase Japanese holdings.

Thailand and South Korea, the region's two laggards, showed mixed returns. The strengthened yen during the second quarter relieved Korea from competitive pressure from Japanese exports, and the Korean market rallied. The Fund had been increasing exposure to Korea, believing that the market had already reflected the political scandals and industrial unrest. Subsequent events justified this position. On the other hand, the Thai market experienced heavy selling pressure as the currency weakened and interest rates remained high. In July Thai authorities allowed the baht to float freely. This action promoted a dramatic market rebound in anticipation of reduced interest rates.

FUND PERFORMANCE DURING THE PERIOD ENDED JUNE 30, 1997

Total return for the period was 9.0% (without a Class A front-end sales charge). When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was 3.6%. In comparison, the MSCI Pacific Index rose 6.6%. The weighting in North Asian markets, especially Hong Kong, contributed positively to performance. Performance of Southeast Asian markets was mixed, as Thailand and Malaysia detracted from returns during the period.

------------------------------------------------------
             Average Annual Total Return
------------------------------------------------------
  Time                       At Maximum      At Net
  Period                   Offering Price  Asset Value
------------------------------------------------------
  One Year                       2.6%         8.0%
------------------------------------------------------
  Three Year                     2.5%         4.3%
------------------------------------------------------
  Since Inception (1/1/94)      -1.0%         0.5%
------------------------------------------------------

MARKET OUTLOOK FOR THE REMAINDER OF 1997

Indications are positive for the Pacific Region as a whole. The Japanese economy appears to be settling into a pattern conducive to a sustainable growth rate of 2%, as the government has made significant moves to deregulate the financial sector and the real estate market appears to be picking up. Although a recovery would not necessarily send Japanese markets significantly higher, the smaller regional economies would benefit from increased demands for their exports. The Fund's Singaporean holdings did not boost performance in the first half of the year, but we expect improvement as the year goes on from this market, which is currently trading at historically low levels. The Philippines experienced excellent export growth in the first half, but concerns about high real estate prices dampened the picture somewhat. The Fund retained small holdings in trade-related companies, avoiding Philippine companies involved in real estate and financial services.

Hong Kong's transition from British to mainland Chinese rule has generally been positive for the stock markets. While the anticipated re-invigoration of the mainland Chinese economy is underway, it may not take hold until 1998. This represents a longer lead time than current market prices indicate. By contrast, Thailand and Korea seem to be at the beginning of a positive cycle.


/s/ Peter Robson

Peter Robson
Portfolio Manager

GOVETT LATIN AMERICA FUND

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1997

Latin American markets returned 35% in first half of 1997 compared to 3.8% for the second half of 1996, measured by the MSCI Latin America Index. This strong showing resulted from a combination of relatively low interest rates in the global economy and increasing optimism about the extent and sustainability of economic recovery and adjustment in the region.

This year Brazilian markets starred. The economy responded positively to legislation allowing the re-election of President Cardoso in 1998, which increased the likelihood of continuity in economic policy over the next few years. Electricity and telecommunications stocks benefited in particular, as greater certainty about regulatory policies and privatization prospects strongly boosted these sectors.

The Mexican picture was mixed. Economic recovery and falling interest rates increased the attractiveness of Mexican equities. Foreign direct investment remained strong, and the peso remained stable. On the other hand, the important mid-term Congressional elections focused investors' attention on changes that could result if the PRI -- which has ruled Mexico for over sixty years -- loses its dominance. However, despite the uncertainties it appears that economic policy will remain constant.

The Argentine and Chilean economies, as well as the smaller regional markets of Peru, Venezuela and Colombia, also benefited from globally low interest rates. Chilean electricity stocks received an added boost from the end of the drought there.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1997

The Fund's total return at net asset value (without a Class A front-end sales charge) was 34.4% for the period. In comparison, the MSCI Latin America Index return was 39.5% for the same period. When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was 27.7%.

The Fund benefited from underweighting of its Mexican position, relative to the MSCI Latin America Index position, but toward the end of the period overweighting in Argentine holdings hurt performance. Increased Brazilian holdings at the beginning of the year, especially in the telecommunications and utility sectors, helped performance.

------------------------------------------------------
              Average Annual Total Return
------------------------------------------------------
  Time                       At Maximum      At Net
  Period                   Offering Price  Asset Value
------------------------------------------------------
  One Year                      29.7%        35.4%
------------------------------------------------------
  Three Year                     9.0%        10.9%
------------------------------------------------------
  Since Inception (3/7/94)       2.4%         4.0%
------------------------------------------------------

MARKET OUTLOOK FOR THE REMAINDER OF 1997

We expect a relative slow-down in Latin American markets in the second half of 1997. Strong cyclical recovery in gross domestic product (GDP) growth occurring internationally will bolster some markets, especially Argentina, Mexico and Peru. Brazilian economic growth will likely be somewhat more subdued, due to efforts to prevent further trade deficit deterioration. A growth rate of around 3% is expected, although restructuring of the utilities and petroleum sectors is expected to provide significant opportunities. In Argentina, earnings continue to exceed expectations; while in Mexico, earnings growth is anticipated to accelerate as the domestic economy picks up.

The Fund will continue to take advantage of opportunities in Venezuela and Mexico, where we expect consumer spending to fuel the domestic economy, and in Argentina, where we anticipate opportunities in cyclical industries such as mining. In Brazil, we expect privatizations to present the most attractive opportunities. We anticipate remaining underweight relative to the MSCI Latin America Index in Chile, Peru and Colombia, as the outlook for further market appreciation in these countries appears more limited in the short-term.


/s/ Caroline Lane

Caroline Lane
Portfolio Manager

GOVETT GLOBAL INCOME FUND

MARKET CONDITIONS DURING THE SIX MONTHS ENDED JUNE 30, 1997
In the U.S., weakness in the first quarter of 1997 reflected concerns that markets were overheating. Investors also appeared to fear higher inflation resulting from a tight labor market. Therefore, at the end of March the Federal Reserve Bank, in an effort to cool the economy, raised short-term interest rates by 0.25%, to 5.5%. In the second quarter, however, the U.S. economy remained strong and inflation stayed under control. Investors became less concerned about potential interest rate increases, and stock markets rallied.

In Europe, the peripheral markets of Italy, Spain and Sweden performed best in the first half of 1997, due to rising hopes of broad participation in the European Single Currency on its launch date of January 1, 1999. This development would cause yields in participant countries to "converge" towards the lower German levels, with accompanying higher bond prices. U.K. bond markets performed well, as the market welcomed the Labour Party victory as an end to political uncertainty and a more pro-European government position. Investors also viewed favorably the granting of independence to the Bank of England to determine interest rates.

Japanese bond yields fell in the first quarter. Investors feared continuing economic weakness following increases in consumption and income taxes imposed to reduce the large government deficit. However, yields rose in the second quarter as signs emerged that the tax increases would not harm the economy.

The U.S. dollar continued to appreciate against the European currencies and the yen during the period. However, all of the gain against the yen was lost by the end of the second quarter.

FUND PERFORMANCE DURING THE SIX MONTHS ENDED JUNE 30, 1997

The Fund's total return at net asset value (without a Class A front-end sales charge, and assuming reinvestment of dividends) was -4.0%. This compares with a return of -1.2% on the Salomon Brothers World Government Bond Index. When maximum front-end sales charges of 4.95% are taken into account, the Fund's total return was -8.8%.

The Fund suffered from a relatively high exposure to core European bond markets, which underperformed markets in the peripheral areas. In addition, the "core" European currencies were weaker against a strong U.S. dollar. The Fund's exposure to yen assets increased during the period to get the benefit of yen appreciation.

------------------------------------------------------
             Average Annual Total Return
------------------------------------------------------
  Time                       At Maximum      At Net
  Period                   Offering Price  Asset Value
------------------------------------------------------
  One Year                      -7.0%        -2.1%
------------------------------------------------------
  Three Year                     1.6%         3.4%
------------------------------------------------------
  Five Year                      3.3%         4.4%
------------------------------------------------------
  Since Inception (1/7/92)       3.6%         4.5%
------------------------------------------------------


MARKET OUTLOOK FOR THE REMAINDER OF 1997

With high consumer confidence, a strong labor market and relatively low long-term interest rates, a major slow-down in the U.S. economy seems unlikely in the foreseeable future. Consequently, the scope for bond yields to fall much further, in the U.S. as well as overseas, appears limited. In addition, further recovery in the yen is anticipated, as expectations of interest rate increases in Japan gain further strength.


/s/ Peter Pejacsevich

Peter Pejacsevich for John Govett's fixed income team
Portfolio Managers

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 GOVETT INTERNATIONAL EQUITY FUND

 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                        Value
                                                                      (See Note
   Shares                         Description                            1)
--------------------------------------------------------------------------------

            Common Stocks--97.4%
            ARGENTINA - 1.5%
      6,691 Perez Companc ADR......................................  $   106,804
      7,000 Telefonica de Argentina ADR............................      242,375
                                                                     -----------
                                                                         349,179
                                                                     -----------
            AUSTRALIA - 0.4%
     15,000 TAB Corp. Holdings.....................................       81,567
                                                                     -----------
            AUSTRIA - 1.6%
      4,500 Radex-Heraklith Industriebeteiligungs                        190,443
      3,000 SES AS*(a).............................................       23,696
      1,400 Wolford................................................      135,850
                                                                     -----------
                                                                         349,989
                                                                     -----------
            BRAZIL - 3.6%
     17,000 Eletrobras ADR.........................................      504,528
      2,000 Telebras ADR...........................................      303,500
                                                                     -----------
                                                                         808,028
                                                                     -----------
            CHINA - 0.4%
    157,000 China North Industries Investment ADR..................       94,985
                                                                     -----------
            CROATIA - 0.5%
      7,770 Pliva GDR*.............................................      118,104
                                                                     -----------
            CZECH REPUBLIC - 1.5%
      2,000 Leciva Praha*..........................................      127,364
     30,400 Prazske Pivovary*......................................      206,350
                                                                     -----------
                                                                         333,714
                                                                     -----------
            DENMARK - 0.6%
      3,000 Spar Nord Holding......................................      140,126
                                                                     -----------
            FRANCE - 5.8%
      3,500 Cap Gemini Sogeti......................................      184,690
      1,000 Castorama Dubois.......................................      140,773
      2,300 Christian Dior.........................................      379,764
      2,000 Compagnie Generale des Eaux............................      256,354
      8,000 Entrelec*..............................................      348,750
                                                                     -----------
                                                                       1,310,331
                                                                     -----------
            GERMANY - 4.9%
      4,000 Adidas.................................................      447,414
      3,000 Bayer..................................................      115,639
      4,300 Daimler Benz...........................................      349,999
      1,300 SGL Carbon.............................................      177,624
                                                                     -----------
                                                                       1,090,676
                                                                     -----------
            GREECE - 1.9%
     32,000 Hellenic Telecommunication Organization ADR*...........  $   369,600
      6,770 Sfakianakis*...........................................       49,310
                                                                     -----------
                                                                         418,910
                                                                     -----------
            HONG KONG - 2.5%
    100,000 First Pacific Co. .....................................      127,787
    113,000 Hong Kong Ferry Holdings...............................      218,786
     75,000 New World Infrastructure*..............................      212,009
                                                                     -----------
                                                                         558,582
                                                                     -----------
            HUNGARY - 4.0%
     19,000 Euronet Services ADR*..................................      210,188
      7,000 Mezogep*...............................................      110,289
      1,000 Richter Gedeon GDR*....................................       92,000
      2,000 Scala ECE*.............................................      334,162
     19,556 Zalakeramia GDR*.......................................      143,248
                                                                     -----------
                                                                         889,887
                                                                     -----------
            INDIA - 2.2%
     19,000 State Bank of India GDR................................      503,500
                                                                     -----------
            IRELAND - 2.0%
     14,600 Adare Printing Group...................................      153,765
     10,000 Bank of Ireland........................................      109,897
    150,000 Waterford Wedgewood....................................      196,442
                                                                     -----------
                                                                         460,104
                                                                     -----------
            ITALY - 6.1%
     40,000 Bulgari................................................      226,393
      3,000 Fila Holding ADR.......................................      100,312
      5,250 Gucci Group ADR........................................      337,969
    110,000 Pirelli................................................      272,460
     70,000 Simint*................................................      426,252
                                                                     -----------
                                                                       1,363,386
                                                                     -----------
            JAPAN - 14.4%
     10,000 Daifuku................................................      131,803
         26 DDI....................................................      191,996
     26,000 Fujikura...............................................      242,831
     18,000 Fujitsu................................................      249,814
      8,000 Honda Motor............................................      240,911
     37,000 Itochu.................................................      199,267

See accompanying notes to the financial statements.

 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                       Value
                                                                     (See Note
   Shares                         Description                           1)
------------------------------------------------------------------------------
            Common Stocks (continued)
            JAPAN (CONTINUED)
   48,000   Kawasaki Heavy Industries.............................   $ 223,314
    6,000   Matsumotokiyoshi......................................     254,528
   16,000   Mitsui Fudosan........................................     220,661
   50,000   Nissan Fire & Marine Insurance........................     274,953
   10,000   Omron.................................................     212,107
    2,000   Rohm..................................................     205,997
    3,000   Secom.................................................     220,224
      500   Softbank..............................................      31,991
    2,000   TDK...................................................     146,816
   30,000   Toshiba...............................................     192,991
                                                                     ---------
                                                                     3,240,204
                                                                     ---------
            MALAYSIA - 0.8%
   70,000   Commerce Asset Holding................................     184,429
                                                                     ---------
            MEXICO - 1.9%
    5,600   Controladora de Farmacias.............................       8,769
   12,000   Empresas ICA Sociedad Controladora ADR................     192,750
    4,000   Metalclad ADR*........................................       6,125
    4,500   Telefonos de Mexico ADR...............................     214,875
                                                                     ---------
                                                                       422,519
                                                                     ---------
            NETHERLANDS - 5.0%
    6,000   Cap Gemini............................................     189,670
    8,750   ING Groep.............................................     403,750
   24,000   VNU...................................................     531,076
                                                                     ---------
                                                                     1,124,496
                                                                     ---------
            NORWAY - 1.0%
   18,000   Provida*..............................................     162,138
    2,000   Tandberg*.............................................      21,291
   31,000   Visual Management Applications*.......................      41,039
                                                                     ---------
                                                                       224,468
                                                                     ---------
            POLAND - 3.3%
   10,200   Agros Holding*(a).....................................     217,252
    7,000   Elektrim..............................................      60,916
    9,880   Krosno................................................     138,287
      668   Polifarb Debica Series B*(a)..........................      13,212
   16,000   Stalexport*...........................................     155,789
   11,279   Zaklady Elektrod Weglowych*...........................     121,833
            POLAND (CONTINUED)
      564   Zaklady Wiorowych ADR*(a).............................   $  25,227
                                                                     ---------
                                                                       732,516
                                                                     ---------
            PORTUGAL - 1.5%
    9,000   Colep*................................................     144,501
    5,000   Portugal Telecom......................................     201,762
                                                                     ---------
                                                                       346,263
                                                                     ---------
            RUSSIA - 5.9%
    7,000   Mosenergo ADR.........................................     297,604
    7,000   Surgutneftegaz ADR....................................     374,500
    8,000   Trade House GUM ADR...................................     644,237
                                                                     ---------
                                                                     1,316,341
                                                                     ---------
            SINGAPORE - 2.8%
   78,000   DBS Land..............................................     246,597
   28,000   Overseas Union Bank...................................     174,302
   46,000   Sembawang Shipyard....................................     209,135
                                                                     ---------
                                                                       630,034
                                                                     ---------
            SOUTH KOREA - 0.3%
       98   Hanwha Chemical.......................................         770
       28   Samsung Electronics...................................       2,223
    2,423   Samsung Electronics GDR (non-voting shares)...........      65,421
                                                                     ---------
                                                                        68,414
                                                                     ---------
            SPAIN - 0.9%
   50,000   Corp. Financiera Reunida, (COFIR).....................     210,526
                                                                     ---------
            SWEDEN - 3.5%
   16,000   Astra B...............................................     284,485
    5,000   Oxigene Europe AB*....................................     163,578
   30,000   Pandox Hotellfastigheter AB*..........................     201,725
   20,000   PartnerTech AB*.......................................     131,897
                                                                     ---------
                                                                       781,685
                                                                     ---------
            SWITZERLAND - 6.0%
      975   Adecco................................................     373,973
      800   Danzas Holding........................................     156,164
      213   Novartis..............................................     340,508
      280   Sairgroup*............................................     313,753
    1,300   SMH...................................................     176,079
                                                                     ---------
                                                                     1,360,477
                                                                     ---------

See accompanying notes to the financial statements.

 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                     Value
                                                                   (See Note
   Shares                        Description                          1)
------------------------------------------------------------------------------
            Common Stocks (continued)
            THAILAND - 1.0%
    30,000  National Finance & Securities.......................  $    18,819
     5,000  Siam Cement.........................................       86,470
    97,800  Thai Military Bank..................................      109,484
                                                                  -----------
                                                                      214,773
                                                                  -----------
            TURKEY - 1.3%
   372,500  Ege Biracilik Ve Malt Sanayii.......................       86,526
 5,500,000  Haci Omer Sabanci Holding...........................      199,966
                                                                  -----------
                                                                      286,492
                                                                  -----------
            UNITED KINGDOM - 8.3%
    36,500  Astec...............................................       83,264
     7,300  BOC Group...........................................      126,841
    20,000  British Airport Authority...........................      184,328
    16,000  British Telecommunications                                118,823
     8,800  Harvey Nichols......................................       41,468
     8,900  Lloyds TSB Group....................................       91,436
    22,000  Marks & Spencer.....................................      182,430
    18,250  Reuters Holdings....................................      192,358
    13,500  RTZ.................................................      235,243
    35,100  Shell Transport & Trading...........................      239,626
    11,500  Zeneca Group........................................      380,295
                                                                  -----------
                                                                    1,876,112
                                                                  -----------
            TOTAL -- COMMON STOCKS (Cost $18,012,583)...........   21,890,817
                                                                  -----------
            Preferred Stocks - 4.7%
            FINLAND - 1.7%
     5,000  Oy Nokia AB.........................................      373,674
                                                                  -----------
            GERMANY - 3.0%
        63  Daimler Benz Conv...................................        5,421
       200  Porsche.............................................      260,418
     2,000  S.A.P. AG-Vorzug....................................      412,424
                                                                  -----------
                                                                      678,263
                                                                  -----------
            HONG KONG - 0.0%
     1,000  Jardine Strategic Holdings Conv.....................        1,235
                                                                  -----------
            TOTAL -- PREFERRED STOCKS (Cost $745,696)...........    1,053,172
                                                                  -----------
            Warrants and Rights - 0.0%
            MALAYSIA - 0.0%
     8,750  Commerce Asset Holding Warrants, expire 7/23/97*....  $        --
    14,000  Commerce Asset Holding Rights, expire 7/23/97*......          832
                                                                  -----------
                                                                          832
                                                                  -----------
            SINGAPORE - 0.0%
     5,600  Overseas Union Bank Rights, expire 7/02/97*.........        7,795
                                                                  -----------
            TOTAL -- WARRANTS AND RIGHTS (Cost $0)..............        8,627
                                                                  -----------
            TOTAL INVESTMENTS -- 102.1% (Cost $18,758,279)......   22,952,616
            Other Assets and Liabilities (net) --(2.1%).........     (467,746)
                                                                  -----------
            TOTAL NET ASSETS --100.0%...........................  $22,484,870
                                                                  ===========

   * Non-income producing security
 (a) Security is valued at fair value-see Note 1 to financial statements. ADR American Depositary Receipt
 GDR Global Depositary Receipt

See accompanying notes to the financial statements.

 Schedule of Investments
 June 30, 1997 (Unaudited)

                            GEOGRAPHIC CONCENTRATION

Japan....................................................................  14.4%
United Kingdom...........................................................   8.3
Germany..................................................................   7.9
Italy....................................................................   6.1
Switzerland..............................................................   6.0
Russia...................................................................   5.9
France...................................................................   5.8
Netherlands..............................................................   5.0
Hungary..................................................................   4.0
Brazil...................................................................   3.6
Sweden...................................................................   3.5
Poland...................................................................   3.3
Singapore................................................................   2.8
Hong Kong................................................................   2.5
India....................................................................   2.2
Ireland..................................................................   2.0
Mexico...................................................................   1.9
Greece...................................................................   1.9
Finland..................................................................   1.7
Austria..................................................................   1.6
Argentina................................................................   1.5
Portugal.................................................................   1.5
Czech Republic...........................................................   1.5
Turkey...................................................................   1.3
Norway...................................................................   1.0
Thailand.................................................................   1.0
Spain....................................................................   0.9
Malaysia.................................................................   0.8
Denmark..................................................................   0.6
Croatia..................................................................   0.5
China....................................................................   0.4
Australia................................................................   0.4
South Korea..............................................................   0.3
                                                                          -----
                                                                          102.1
Other Assets and Liabilities (net).......................................  (2.1)
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

                               SECTOR ALLOCATION

Technology...............................................................  21.4%
Financial Services.......................................................  14.7
Autos & Transportation...................................................  10.9
Consumer Discretionary...................................................   9.0
Healthcare...............................................................   8.4
Producer Durables........................................................   8.0
Materials & Processing...................................................   7.0
Consumer Staples.........................................................   6.5
Energy...................................................................   3.2
Other....................................................................  13.0
                                                                          -----
                                                                          102.1
Other Assets and Liabilities (net).......................................  (2.1)
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

See accompanying notes to the financial statements.

 GOVETT EMERGING MARKETS FUND

 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                       Value
                                                                     (See Note
   Shares                         Description                           1)
------------------------------------------------------------------------------
            Common Stocks - 94.2%
            ARGENTINA - 6.7%
   144,000  Acindar Industria Argentina de Aceros*................   $ 368,695
    60,000  Banco Frances del Rio de la Plata.....................     652,298
    14,300  Central Costanera ADR.................................     500,560
    75,836  Perez Companc B.......................................     605,262
    12,000  Quilmes Industrial ADR................................     139,500
    14,000  Siderar ADR...........................................     455,000
    37,500  Telefonica de Argentina ADR...........................   1,298,438
                                                                     ---------
                                                                     4,019,753
                                                                     ---------
            BRAZIL - 13.8%
    18,477  Aracruz Celulose ADR..................................     376,469
   680,000  Banco Itau............................................     380,866
    15,400  Cemig ADR.............................................     775,328
    10,900  Disco ADR*............................................     431,913
 1,650,000  Paulista de Forca e Luz...............................     277,401
 2,800,000  Petroleo Brasiliero...................................     777,659
     8,000  Siderurgica Nacional ADR..............................     262,319
    18,800  Telebras ADR..........................................   2,852,900
 3,857,256  Telemig...............................................     682,526
 3,387,278  Telerj................................................     522,281
 2,796,788  Telesp................................................     914,424
                                                                     ---------
                                                                     8,254,086
                                                                     ---------
            CHILE - 3.1%
    23,110  Banco Santander Chile ADR.............................     340,873
    17,100  Compania de Telefonos de Chile ADR....................     564,300
    21,000  Empresa Nacional Electricidad ADR.....................     473,813
     7,300  Quimica Minera ADR....................................     482,713
                                                                     ---------
                                                                     1,861,699
                                                                     ---------
            CHINA - 2.7%
   165,000  China North Industries Investment.....................   $  99,825
 1,533,000  Guangshen Railway.....................................     672,776
    31,700  Huaneng Power International ADR*......................     808,350
                                                                     ---------
                                                                     1,580,951
                                                                     ---------
            CROATIA - 1.6%
    62,900  Pliva GDR*............................................     956,080
                                                                     ---------
            CZECH REPUBLIC - 1.7%
    12,000  CKD Praha Holding AS*.................................     326,556
    56,000  Prazske Pivovary*.....................................     380,118
     2,850  SPT Telekom*..........................................     298,972
                                                                     ---------
                                                                     1,005,646
                                                                     ---------
            EGYPT - 3.0%
    17,000  A-Ahram Beverages Co. S.A.E.*.........................     347,650
    29,000  Commercial International Bank GDR.....................     599,404
     5,000  Eipico*...............................................     309,320
     6,000  North Cairo Mills.....................................     312,468
     9,915  Torah Portland Cement.................................     250,883
                                                                     ---------
                                                                     1,819,725
                                                                     ---------
            HONG KONG - 5.9%
 1,337,600  Asia Securities International*........................     837,370
   823,700  China Overseas Land & Investment......................     664,506
   110,000  Dah Sing Financial....................................     609,115
   604,800  Founder Hong Kong.....................................     409,846
   108,000  New World Development.................................     644,044
   670,000  Qingling Motors.......................................     345,927
                                                                     ---------
                                                                     3,510,808
                                                                     ---------
            HUNGARY - 4.2%
    10,000  BorsodChem GDR*.......................................     388,750
     9,200  EGIS..................................................     593,400
     3,155  Pick Szeged GDR.......................................     242,750
    12,740  Richter Gedeon GDR....................................   1,172,080
       750  Scala ECE*............................................     125,311
                                                                     ---------
                                                                     2,522,291
                                                                     ---------

See accompanying notes to the financial statements.

 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                      Value
                                                                    (See Note
   Shares                        Description                           1)
-----------------------------------------------------------------------------
            Common Stocks (continued)
            INDIA - 4.9%
    68,000  Arvind Mills GDR.....................................   $ 338,300
    69,000  Ashok Leyland GDR....................................     446,775
    11,700  Indian Aluminum GDR..................................      48,262
    13,000  Indian Hotels GDR....................................     308,750
    30,000  Industrial Credit & Investment Corp. of India GDR*...     431,250
    24,500  Larsen & Toubro GDR*.................................     422,625
    11,630  Reliance Industries GDR*.............................     267,490
    24,000  Steel Authority of India GDR.........................     211,800
    18,500  Tata Engineering and Locomotive GDR..................     242,813
     9,000  Videsh Sanchar Nigam GDR*............................     186,750
                                                                    ---------
                                                                    2,904,815
                                                                    ---------
            INDONESIA - 3.0%
   275,000  Bimantara Citra......................................     480,572
   886,000  Bank Danamon Indonesia...............................     464,494
   509,500  Panca Wiratama Sakti.................................     387,572
   679,000  Panin Bank...........................................     446,710
                                                                    ---------
                                                                    1,779,348
                                                                    ---------
            MALAYSIA - 5.3%
   270,000  IJM..................................................     566,957
   370,000  Kumpulan Guthrie.....................................     586,371
   120,000  Malaysian Resources..................................     330,428
   274,000  Multi-Purpose Holdings...............................     384,295
   298,000  Nylex................................................     507,686
    81,000  Tanjong..............................................     279,200
   154,000  Tongkah Holdings*....................................     294,089
   174,000  United Merchant Group................................     241,283
                                                                    ---------
                                                                    3,190,309
                                                                    ---------
            MEXICO - 8.5%
    98,000  ALFA.................................................     667,171
    84,420  Desc B...............................................     615,163
    28,000  Grupo Elektra........................................     305,346
    42,400  Grupo Financiero Bancomer ADR*.......................     413,400
            MEXICO (CONTINUED)
    42,600  Grupo Financiero Bancomer GDR*.......................   $ 415,350
    40,000  ICA..................................................     637,922
   223,000  Organizacion Soriana A...............................     560,593
    58,000  Sanluis Corporacion..................................     429,223
   250,000  Telefonos de Mexico L................................     598,840
    23,800  Tubo de Acero de Mexico ADR*.........................     438,813
                                                                    ---------
                                                                    5,081,821
                                                                    ---------
            PAKISTAN - 0.0%
        74  Bhukari & Co.*.......................................          30
                                                                    ---------
            PHILIPPINES - 2.3%
    82,432  Bacnotan Consolidated Industries.....................     121,885
   895,000  DMCI Holdings*.......................................     295,212
   302,650  First Philippine Holdings Class B....................     418,817
   582,900  International Container Terminal Services*...........     298,345
 1,050,000  Petron...............................................     266,720
                                                                    ---------
                                                                    1,400,979
                                                                    ---------
            POLAND - 0.1%
     2,835  Krosno...............................................      39,681
                                                                    ---------
            RUSSIA - 4.0%
    11,170  Mosenegro ADR........................................     474,891
         9  Rostelecom
             RDC* (a)............................................     345,938
     8,100  Surgutneftegaz ADR...................................     433,350
     7,706  Trade House GUM ADR..................................     620,561
    13,800  Unified Energy Systems GDR* (a)......................     514,527
                                                                    ---------
                                                                    2,389,267
                                                                    ---------
            SOUTH AFRICA - 6.3%
    48,000  Barlow...............................................     522,107
   117,000  Murray & Roberts Holdings............................     274,642
   117,000  Pepkor...............................................     683,381
   174,000  Reunert..............................................     596,363
   214,000  Safmarine & Rennies Holdings.........................     523,562

See accompanying notes to the financial statements.

 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                       Value
                                                                     (See Note
   Shares                         Description                           1)
------------------------------------------------------------------------------
            Common Stocks (continued)
            SOUTH AFRICA (CONTINUED)
     58,000 Sappi.................................................  $  524,135
     48,200 Sasol.................................................     632,114
                                                                    ----------
                                                                     3,756,304
                                                                    ----------
            SOUTH KOREA - 4.4%
     16,000 Dong-Ah Construction Industrial EDR...................     141,600
     23,140 LG Semiconductor*.....................................     901,626
      1,401 Mirae.................................................     320,274
      5,040 Pohang Iron & Steel...................................     516,191
      1,746 S1....................................................     369,648
      5,670 Samchully.............................................     363,953
                                                                    ----------
                                                                     2,613,292
                                                                    ----------
            TAIWAN - 2.9%
    196,000 Acer*.................................................     705,036
    117,000 China Development*....................................     603,939
     72,000 Delta Electronic Industrial*..........................     445,467
                                                                    ----------
                                                                     1,754,442
                                                                    ----------
            THAILAND - 4.1%
    362,000 Bangchak Petroleum....................................     146,728
     80,000 Bangkok Bank..........................................     398,379
    220,000 Bank of Ayudhya.......................................     343,949
     47,100 Grammy Entertainment..................................     445,150
    100,000 Italian-Thai Development..............................     225,825
     50,800 Kang Yong Electric....................................     157,862
     83,300 Onpa International....................................     205,798
     20,200 Siam Cement...........................................     349,338
     44,500 United Communication Industry.........................     183,806
                                                                    ----------
                                                                     2,456,835
                                                                    ----------
            TURKEY - 5.2%
  3,347,000 Akcansa Cimento.......................................     461,966
  3,750,000 Arcelik...............................................     504,965
  6,000,000 Eregli Demir Ve Celik Fabrikalari.....................     999,832
    594,000 Otosan Otomobil Sanayii...............................     315,947
  8,500,000 Sabanci Holdings......................................     309,039
            TURKEY (CONTINUED)
 23,300,000 Yapi ve Kredi Bankasi.................................  $  533,378
                                                                    ----------
                                                                     3,125,127
                                                                    ----------
            ZIMBABWE - 0.5%
    100,000 NMBZ Holdings*........................................     267,500
                                                                    ----------
            TOTAL -- COMMON STOCKS (Cost $51,033,364).............  56,290,789
                                                                    ----------
            Preferred Stocks - 0.7%
            BRAZIL - 0.7%
 23,500,000 Copel (Cost $263,501).................................     436,560
                                                                    ----------
            Warrants and Rights - 0.5%
            BRAZIL - 0.0%
     95,566 Brahma Warrants, expire 4/30/03* (a)..................       4,438
                                                                    ----------
            INDONESIA - 0.1%
    205,714 Panin Bank Warrants, expire 6/26/00*..................          --
    480,000 Panin Bank Rights, expire 8/1/97*.....................      34,539
                                                                    ----------
                                                                        34,539
                                                                    ----------
            MALAYSIA - 0.4%
    120,400 Gamuda Warrants, expire 1/17/00*......................     240,895
      6,000 Multi-Purpose Holdings Warrants, 11/23/98*............       3,447
                                                                    ----------
                                                                       244,342
                                                                    ----------
            TOTAL -- WARRANTS AND RIGHTS (Cost $5,769)............     283,319
                                                                    ----------

See accompanying notes to the financial statements.

 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                       Value
  Principal                                                          (See Note
   Amount                         Description                           1)
-------------------------------------------------------------------------------
             Convertible Bonds - 0.3%
             MALAYSIA - 0.3%
 USD 560,000 Multi-Purpose Holdings (Cost $224,134)...............  $   188,590
                                                                    -----------
             TOTAL INVESTMENTS -- 95.7% (Cost $51,526,768)........   57,199,258
             Other Assets and Liabilities (net) --4.3%............    2,555,349
                                                                    -----------
             TOTAL NET ASSETS --100.0%............................  $59,754,607
                                                                    ===========

 *Non-income producing security
(a) Security is valued at fair value - see Note 1 to financial statements. ADR American Depositary Receipt
EDR European Depositary Receipt
GDR Global Depositary Receipt
RDC Russian Depositary Certificate
USD United States Dollar

                            GEOGRAPHIC CONCENTRATION

Brazil...................................................................  14.5%
Mexico...................................................................   8.5
Argentina................................................................   6.7
South Africa.............................................................   6.3
Malaysia.................................................................   6.0
Hong Kong................................................................   5.9
Turkey...................................................................   5.2
India....................................................................   4.9
South Korea..............................................................   4.4
Hungary..................................................................   4.2
Thailand.................................................................   4.1
Russia...................................................................   4.0
Chile....................................................................   3.1
Indonesia................................................................   3.1
Egypt....................................................................   3.0
Taiwan...................................................................   2.9
China....................................................................   2.7
Philippines..............................................................   2.3
Czech Republic...........................................................   1.7
Croatia..................................................................   1.6
Zimbabwe.................................................................   0.5
Poland...................................................................   0.1
                                                                          -----
                                                                           95.7
Other Assets and Liabilities (net).......................................   4.3
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

                               SECTOR ALLOCATION

Technology...............................................................  22.7%
Financial Services.......................................................  15.6
Producer Durables........................................................  11.0
Materials & Processing...................................................  10.6
Consumer Staples.........................................................   5.3
Healthcare...............................................................   5.2
Consumer Discretionary...................................................   3.7
Autos & Transportation...................................................   3.6
Energy...................................................................   3.5
Utilities................................................................   3.4
Other....................................................................  11.1
                                                                          -----
                                                                           95.7
Other Assets and Liabilities (net).......................................   4.3
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
 GOVETT SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                      Value
 Shares                         Description                        (See Note 1)
-------------------------------------------------------------------------------

         Common Stocks - 98.6%
         ELECTRICAL & ELECTRONICS - 17.8%
  80,000 Ascend Communications*..................................   $3,150,000
  50,000 Bitstream*..............................................      137,500
  98,700 Cascade Communications*.................................    2,726,587
 190,000 Cypress Semiconductor*..................................    2,755,000
  92,500 ENCAD*..................................................    3,838,750
  50,000 FORE Systems*...........................................      681,250
 102,500 Intelligroup............................................      986,563
 240,000 Larscom Class A.........................................    2,580,000
 100,000 Network Imaging*........................................      203,125
 100,000 S3*.....................................................    1,100,000
  70,000 Synopsys*...............................................    2,572,500
  81,710 Tandberg................................................      869,837
 173,800 Versant Object Technology...............................    1,042,800
  40,000 Viasoft*................................................    2,030,000
 143,000 Xylan*..................................................    2,431,000
                                                                    ----------
                                                                    27,104,912
                                                                    ----------
         ELECTRONIC COMPONENTS & INSTRUMENTS - 9.7%
 140,000 Chips & Technologies*...................................    1,452,500
  50,000 Cognos*.................................................    1,556,250
 105,000 GaSonics International*.................................    1,430,625
 140,000 SDL*....................................................    2,677,500
 491,400 SystemSoft*.............................................    5,282,550
  83,000 Vantive*................................................    2,344,750
                                                                    ----------
                                                                    14,744,175
                                                                    ----------
         ENERGY EQUIPMENT & SERVICES - 1.4%
 100,000 Accent Color Sciences...................................      409,375
 126,500 ESS Technology*.........................................    1,699,844
                                                                    ----------
                                                                     2,109,219
                                                                    ----------
         ENERGY RESOURCES - 7.1%
  75,000 Comstock Resources*.....................................      782,812
  81,100 ENSCO International*....................................    4,278,025
 100,000 Pride Petroleum Services*...............................    2,400,000
  63,900 SEACOR SMIT*............................................    3,342,769
                                                                    ----------
                                                                    10,803,606
                                                                    ----------
         FINANCIAL SERVICES - 8.9%
 150,000 AMRESCO*................................................    3,225,000
 100,000 Credit Acceptance*......................................    1,287,500
  70,000 Green Tree Financial....................................    2,493,750
         FINANCIAL SERVICES (CONTINUED)
 170,000 The Money Store.........................................   $4,876,875
  41,000 Starwood Lodging Trust..................................    1,750,187
                                                                    ----------
                                                                    13,633,312
                                                                    ----------
         FOOD & HOUSEHOLD PRODUCTS - 0.7%
  47,600 Hot Topic...............................................    1,071,000
                                                                    ----------
         HEALTH & PERSONAL CARE - 15.3%
 176,400 Access Health*..........................................    4,321,800
  47,500 Biofield................................................      160,313
 125,000 Coast Dental Services...................................    1,906,250
  53,200 Dura Pharmaceuticals*...................................    2,121,350
 130,000 EndoSonics*.............................................    1,413,750
  22,000 Kos Pharmaceuticals.....................................      610,500
 160,000 Medical Resources*......................................    2,640,000
 215,000 Physician Support Systems*..............................    2,633,750
  29,000 Quintiles Transnational*................................    2,019,125
  45,200 RoTech Medical*.........................................      906,825
  70,000 SangStat Medical*.......................................    1,618,750
  48,000 Spine-Tech*.............................................    1,782,000
  50,000 Trinity Biotech*........................................      128,125
  27,000 Vertex Pharmaceuticals*.................................    1,032,750
                                                                    ----------
                                                                    23,295,288
                                                                    ----------
         LEISURE & TOURISM - 1.5%
  82,000 Rainforest Cafe*........................................    2,080,750
 150,000 Spatializer Audio Laboratories*.........................      262,500
                                                                    ----------
                                                                     2,343,250
                                                                    ----------
         MULTI-INDUSTRY - 6.2%
 130,000 Destron Fearing*........................................      243,750
  49,400 Global Industries*......................................    1,153,953
  49,700 Molecular Devices*......................................      869,750
  80,000 OmniQuip International..................................    1,850,000
 123,700 Personnel Group of America*.............................    3,564,106
 190,000 Printrak International..................................    1,805,000
                                                                    ----------
                                                                     9,486,559
                                                                    ----------
         RETAIL - 9.9%
 140,000 Claire's Stores.........................................    2,450,000
 129,800 The Finish Line Class A*................................    1,898,325
  65,600 Inacom..................................................    2,041,800
 115,000 Just For Feet*..........................................    2,005,313

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
 GOVETT SMALLER COMPANIES FUND (CONTINUED)
--------------------------------------------------------------------------------
 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                      Value
 Shares                        Description                         (See Note 1)
-------------------------------------------------------------------------------

         Common Stocks (continued)
         RETAIL (CONTINUED)
  50,000 Proffitt's*............................................   $  2,193,750
 174,000 Vans*..................................................      2,631,750
 100,000 Viking Office Products*................................      1,900,000
                                                                   ------------
                                                                     15,120,938
                                                                   ------------
         SERVICES - 3.4%
 300,000 Allied Waste Industries*...............................      5,212,500
                                                                   ------------
         TECHNOLOGY - 1.8%
 145,000 Aastrom Biosciences....................................      1,033,125
  75,000 JetFax.................................................        581,250
 100,000 Trident Microsystems*..................................      1,125,000
                                                                   ------------
                                                                      2,739,375
                                                                   ------------
         TELECOMMUNICATIONS - 14.9%
  47,000 ACC*...................................................      1,451,125
  60,000 ADC Telecommunications*                                      2,002,500
 200,000 Aspect Telecommunications*                                   4,450,000
  75,000 Digital Microwave*.....................................      2,250,000
 351,600 DSP Communications*....................................      3,867,600
  95,000 Pacific Gateway Exchange...............................      2,683,750
 168,800 PairGain Technologies*.................................      2,616,400
 160,000 Periphonics*...........................................      3,440,000
                                                                   ------------
                                                                     22,761,375
                                                                   ------------
         TOTAL -- COMMON STOCKS (Cost $171,644,369).............    150,425,509
                                                                   ------------
         TOTAL INVESTMENTS --98.6% (Cost $171,644,369)..........    150,425,509
                                                                   ------------
         Other Assets and Liabilities (net) -- 1.4%.............      2,076,806
                                                                   ------------
         TOTAL NET ASSETS --100.0%..............................   $152,502,315
                                                                   ============

*Non-income producing security
                            GEOGRAPHIC CONCENTRATION

United States............................................................  98.0%
Norway...................................................................   0.6
                                                                          -----
                                                                           98.6
Other Assets and Liabilities (net).......................................   1.4
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

                               SECTOR ALLOCATION

Electrical & Electronics.................................................  17.8%
Health & Personal Care...................................................  15.3
Telecommunications.......................................................  14.9
Retail...................................................................   9.9
Electronic Components & Instruments......................................   9.7
Financial Services.......................................................   8.9
Energy Resources.........................................................   7.1
Multi-Industry...........................................................   6.2
Services.................................................................   3.4
Technology...............................................................   1.8
Leisure & Tourism........................................................   1.5
Energy Equipment & Services..............................................   1.4
Food & Household Products................................................   0.7
                                                                          -----
                                                                           98.6
Other Assets and Liabilities (net).......................................   1.4
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
 GOVETT PACIFIC STRATEGY FUND
--------------------------------------------------------------------------------
 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                     Value
 Shares                        Description                        (See Note 1)
------------------------------------------------------------------------------

         Common Stocks - 98.3%
         AUSTRALIA - 5.3%
   4,700 Amcor..................................................    $31,237
  20,000 National Foods.........................................     28,095
  29,000 Savage Resources.......................................     26,283
   9,216 WMC....................................................     58,120
                                                                    -------
                                                                    143,735
                                                                    -------
         CHINA - 7.2%
  36,000 First Tractor*.........................................     23,699
 120,000 Guangshen Railway......................................     52,663
   1,500 Huaneng Power International ADR*.......................     38,250
   3,250 Shandong Huaneng Power ADR.............................     34,937
  14,040 Want Want Holdings*....................................     46,613
                                                                    -------
                                                                    196,162
                                                                    -------
         HONG KONG - 16.4%
 133,000 Aeon Credit Service....................................     44,635
 160,600 Asia Securities International*.........................    100,540
  59,000 Bengang Steel Plate*(a)................................     18,306
   5,000 Cheung Kong............................................     49,372
  84,000 China Overseas Land & Investment.......................     67,766
  46,000 China Travel International Investment..................     26,719
   7,000 Hutchison Whampoa......................................     60,537
  38,000 Peregrine Investments Holdings.........................     78,234
                                                                    -------
                                                                    446,109
                                                                    -------
         INDIA - 6.1%
   4,000 Industrial Credit & Investment Corp. of India GDR*.....     56,000
   1,750 Larsen & Toubro GDR....................................     30,187
   2,350 Reliance Industries GDR*...............................     54,050
   1,900 Tata Engineering and Locomotive GDR....................     24,938
                                                                    -------
                                                                    165,175
                                                                    -------
         INDONESIA - 3.4%
  18,000 Bimantara Citra........................................     31,455
  18,000 Medco Energi...........................................     33,121
  82,000 Sierad Produca*........................................     26,974
                                                                    -------
                                                                     91,550
                                                                    -------
         JAPAN - 19.6%
   2,000 Bank of Tokyo-Mitsubushi...............................    $40,152
   3,000 Daiichi Pharmaceutical.................................     52,896
   5,000 Hitachi................................................     55,863
   3,000 Mitsui Fudosan.........................................     41,374
       5 Nippon Telegraph & Telephone...........................     48,008
   6,000 Nippon Shokubai........................................     47,658
   2,000 Ono Pharmaceutical.....................................     70,528
     500 Softbank...............................................     31,990
     600 Sony...................................................     52,320
   4,000 Sumitomo Trust & Banking...............................     42,945
   8,000 Tokyu..................................................     49,649
                                                                    -------
                                                                    533,383
                                                                    -------
         MALAYSIA - 8.9%
  29,000 Advance Synergy(a).....................................     33,090
     196 Bumi Armada*...........................................        481
   5,000 Country Heights Holdings...............................     19,612
  20,000 Kumpulan Guthrie.......................................     31,696
  13,200 Malaysian Resources....................................     36,347
  31,000 Multi-Purpose Holdings.................................     43,479
   6,800 Rashid Hussain.........................................     43,106
  10,000 Tanjong................................................     34,469
                                                                    -------
                                                                    242,280
                                                                    -------
         PAKISTAN - 0.8%
     274 Pakistan Telecommunications GDR*.......................     20,687
                                                                    -------
         PHILIPPINES - 5.3%
 140,000 Belle*.................................................     40,871
  69,100 DMCI Holdings*.........................................     22,792
   5,472 Far East Bank & Trust (partly paid)....................     13,693
  22,000 First Philippine Holdings Class B......................     30,444
  28,000 Sime Darby Pilipinas...................................     37,155
                                                                    -------
                                                                    144,955
                                                                    -------
         SINGAPORE - 7.1%
  18,600 Acma...................................................     32,004
  16,000 DBS Land...............................................     50,584
   3,000 Development Bank of Singapore..........................     37,770
   4,800 Overseas-Chinese Banking...............................     49,689
  12,000 Van Der Horst..........................................     22,074
                                                                    -------
                                                                    192,121
                                                                    -------

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
 GOVETT PACIFIC STRATEGY FUND (CONTINUED)
--------------------------------------------------------------------------------
 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                      Value
 Shares                         Description                        (See Note 1)
-------------------------------------------------------------------------------

         Common Stocks (continued)
         SOUTH KOREA - 6.4%
   1,800 Dong-Ah Construction Industrial EDR.....................   $   15,930
     880 Korea Electric Power....................................       26,261
   1,220 LG Semiconductor*.......................................       47,536
     420 Pohang Iron & Steel.....................................       43,016
     108 S1......................................................       21,325
     321 Samchully...............................................       20,605
                                                                    ----------
                                                                       174,673
                                                                    ----------
         TAIWAN - 3.5%
   9,000 Acer*...................................................       32,374
  12,000 China Development*......................................       61,943
                                                                    ----------
                                                                        94,317
                                                                    ----------
         THAILAND - 8.3%
   5,000 BEC World...............................................       42,849
   2,000 Banpu...................................................       29,184
  40,000 First Bangkok City Bank.................................       32,040
   6,000 IFCT Finance & Securities...............................        2,316
   7,500 Italian-Thai Development................................       16,937
  33,000 Jasmine International...................................       29,299
   8,600 Property Perfect*.......................................        3,320
   3,900 Shinawatra Computer.....................................       26,948
   1,000 Siam Cement.............................................       17,294
  41,000 Siam City Bank..........................................       24,136
                                                                    ----------
                                                                       224,323
                                                                    ----------
         TOTAL -- COMMON STOCKS (Cost $2,541,342)................    2,669,470
                                                                    ----------
         Preferred Stocks - 0.2%
         MALAYSIA - 0.2%
  20,000 Multi-Purpose Holdings Conv (Cost $8,005)...............        6,735
                                                                    ----------
         Warrants - 0.4%
         HONG KONG - 0.1%
   2,400 China Travel Warrants, expire 6/30/98*..................          821
  18,400 Oriental Press Group Warrants, expire 10/2/98*..........        1,021
                                                                    ----------
                                                                         1,842
                                                                    ----------
         JAPAN - 0.2%
      25 Nankai Electric Warrants, expire 12/2/97*...............   $       25
      20 Optec Dai-Ichi Denko Warrants, expire 2/8/00*...........        5,500
                                                                    ----------
                                                                         5,525
                                                                    ----------
         MALAYSIA - 0.0%
     971 Rashid Hussain Warrants, expire 12/31/02*...............           --
                                                                    ----------
         SINGAPORE - 0.1%
   4,650 Acma Ltd. Warrants, expire 7/24/01*.....................        2,342
                                                                    ----------
         TOTAL -- WARRANTS
          (Cost $30,272).........................................        9,709
                                                                    ----------
         TOTAL INVESTMENTS --98.9% (Cost $2,579,619).............    2,685,914
         Other Assets and Liabilities (net) -- 1.1%..............       31,036
                                                                    ----------
         TOTAL NET ASSETS --100.0%...............................   $2,716,950
                                                                    ==========

  * Non-income producing security
(a) Security is valued at fair value - see Note 1 to financial statements. ADR American Depositary Receipt
EDR European Depositary Receipt
GDR Global Depositary Receipt

See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
 GOVETT PACIFIC STRATEGY FUND (CONTINUED)
--------------------------------------------------------------------------------
 Schedule of Investments
 June 30, 1997 (Unaudited)


                            GEOGRAPHIC CONCENTRATION

Japan....................................................................  19.8%
Hong Kong................................................................  16.5
Malaysia.................................................................   9.1
Thailand.................................................................   8.3
China....................................................................   7.2
Singapore................................................................   7.2
South Korea..............................................................   6.4
India....................................................................   6.1
Philippines..............................................................   5.3
Australia................................................................   5.3
Taiwan...................................................................   3.5
Indonesia................................................................   3.4
Pakistan.................................................................   0.8
                                                                          -----
                                                                           98.9
Other Assets and Liabilities (net).......................................   1.1
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

                               SECTOR ALLOCATION

Real Estate..............................................................  12.4%
Materials & Processing...................................................  12.2
Financial Services.......................................................  12.1
Technology...............................................................  12.0
Producer Durables........................................................  10.7
Banks....................................................................   8.7
Autos & Transportation...................................................   4.8
Consumer Discretionary...................................................   4.6
Consumer Staples.........................................................   3.7
Utilities................................................................   3.7
Healthcare...............................................................   2.0
Energy...................................................................   1.9
Other....................................................................  10.1
                                                                          -----
                                                                           98.9
Other Assets and Liabilities (net).......................................   1.1
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

See accompanying notes to the financial statements.

 GOVETT LATIN AMERICA FUND

 Schedule of Investments
 June 30, 1997 (Unaudited)

                                                                       Value
  Shares                         Description                        (See Note 1)
--------------------------------------------------------------------------------
           Common Stocks - 78.5%
           ARGENTINA - 17.3%
   30,500  Acindar Industria Argentina de Aceros*.................   $  78,092
   11,300  Banco Frances del Rio de la Plata......................     122,849
    3,400  Central Costanera ADR..................................     119,014
   19,300  CIADEA.................................................      83,002
    2,500  Nortel Inversora ADR*..................................      67,813
   18,401  Perez Companc B........................................     146,866
    8,400  Quilmes Industrial ADR.................................      97,650
    3,140  Siderar ADR............................................     102,050
    5,900  Telefonica de Argentina ADR............................     204,288
                                                                     ---------
                                                                     1,021,624
                                                                     ---------
           BRAZIL - 20.7%
    2,300  Cemig ADR..............................................     115,796
    1,065  Centrais Electricas de Santa Catarina GDR*.............     145,423
  260,000  Light Participacoes....................................     103,604
   40,800  Riograndense de Telecommunication*(a)                        61,753
    2,800  Siderurgica Nacional ADR...............................      91,812
    3,650  Telebras ADR...........................................     553,888
   35,472  Telesp.................................................      11,598
  200,439  Telepar................................................     139,020
                                                                     ---------
                                                                     1,222,894
                                                                     ---------
           CHILE - 9.0%
    7,600  Banco Santander Chile ADR..............................     112,100
    4,600  Empresa Nacional Electricidad ADR......................     103,788
    2,000  Quimica Minera ADR.....................................     132,250
    2,400  Santa Isabel ADR.......................................      77,400
    3,300  Telecomunicacoes de Chile ADR..........................     108,900
                                                                     ---------
                                                                       534,438
                                                                     ---------
           MEXICO - 25.8%
    2,500  Acer Computer International Ltd. ADR*(a)...............      43,889
   13,000  Apasco.................................................      92,108
    7,000  Cemex ADR..............................................      67,408
  111,000  Controladora Comercial Mexicana........................     102,436
   14,100  Desc B.................................................     102,746
      128  Desc C.................................................         920
    7,000  Grupo Elektra..........................................      76,336
    20,500 Grupo Financiero Bancomer GDR*.........................   $ 199,875
   108,000 Grupo Industrial Camesa*...............................      65,355
    18,000 Grupo Mexico*..........................................      55,824
     5,500 Grupo Minsa ADR(a).....................................      71,420
     2,900 Grupo Televisa GDR*....................................      88,087
     7,400 ICA....................................................     118,016
    20,000 Industrias CH, B*......................................      82,199
    13,000 Sanluis Corporacion....................................      96,205
     3,700 Telefonos de Mexico L ADR..............................     176,675
     4,600 Tubo de Acero de Mexico ADR*...........................      84,812
                                                                     ---------
                                                                     1,524,311
                                                                     ---------
           PERU - 2.0%
     6,500 Buenaventura...........................................      54,534
     2,600 Ferreyros ADR(a).......................................      61,750
                                                                     ---------
                                                                       116,284
                                                                     ---------
           VENEZUELA - 3.7%
     1,600 Compania Anonima Nacional Telefonos de Venezuela
            ADR...................................................      69,000
     7,250 Mavesa ADR.............................................      73,406
    15,000 Siderurgica Venezolana Sivensa ADR.....................      77,637
                                                                     ---------
                                                                       220,043
                                                                     ---------
           TOTAL -- COMMON STOCKS (Cost $3,748,049)...............   4,639,594
                                                                     ---------
           Preferred Stocks - 19.9%
           BRAZIL - 19.9%
 8,000,000 Cofap..................................................      86,569
   323,000 Companhia Cimento Portland Itau........................     111,010
 8,300,000 Copel..................................................     154,189
 2,402,000 Duratex................................................     127,150
   660,000 Petrobras..............................................     183,305
     9,798 Telecomunicacoes De Minas Gerais.......................       1,734
   790,000 Telemig................................................     139,787
   706,703 Telerj.................................................     108,965
   814,000 Telesp.................................................     266,142
                                                                     ---------
           TOTAL PREFERRED STOCKS (Cost $806,761).................   1,178,851
                                                                     ---------

See accompanying notes to the financial statements.

 Schedule of Investments
 June 30, 1997 (Unaudited)


                                                                     Value
  Shares                        Description                       (See Note 1)
------------------------------------------------------------------------------

           Warrants - 0.1%
           MEXICO - 0.1%
  20,000   Metalclad Warrants, expire 9/30/99*(a) (Cost $0).....   $    7,500
                                                                   ----------
           TOTAL INVESTMENTS --98.5% (Cost $4,554,810)..........    5,825,945
           Other Assets and Liabilities (net) -- 1.5%...........       88,699
                                                                   ----------
           TOTAL NET ASSETS --100.0%............................   $5,914,644
                                                                   ==========

  *  Non-income producing security

(a) Security is valued at fair value - see Note 1 to financial statements. ADR American Depositary Receipt
GDR  Global Depositary Receipt

                            GEOGRAPHIC CONCENTRATION

Brazil...................................................................  40.6%
Mexico...................................................................  25.9
Argentina................................................................  17.3
Chile....................................................................   9.0
Venezuela................................................................   3.7
Peru.....................................................................   2.0
                                                                          -----
                                                                           98.5
Other Assets and Liabilities (net).......................................   1.5
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====

                               SECTOR ALLOCATION

National Telecommunications..............................................  20.5%
Producer Durables........................................................  14.0
Regional Telecommunications..............................................  11.6
Materials & Processing...................................................  10.0
Energy...................................................................   9.4
Financial Services.......................................................   8.7
Consumer Staples.........................................................   6.7
Technology...............................................................   5.0
Consumer Discretionary...................................................   3.1
Utilities................................................................   2.0
Other....................................................................   7.5
                                                                          -----
                                                                           98.5
Other Assets and Liabilities (net).......................................   1.5
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====


See accompanying notes to the financial statements.

 GOVETT GLOBAL INCOME FUND

 Schedule of Investments
 June 30, 1997 (Unaudited)


                                                                       Value
   Principal                                                         (See Note
     Amount                        Description                          1)
-------------------------------------------------------------------------------
                Government Bonds and
                Notes - 84.9%
                ARGENTINA - 8.1%
 USD  1,000,000 Argentina Global Bond 9.25%, 2/23/01.............   $ 1,046,875
                                                                    -----------
                AUSTRIA - 9.0%
 ATS 13,800,000 Austrian Government 6.25%, 5/31/06...............     1,175,366
                                                                    -----------
                DENMARK - 7.8%
 DKK  6,000,000 Kingdom of Denmark 8.00%, 11/15/01...............     1,015,052
                                                                    -----------
                GERMANY - 11.9%
 DEM  2,470,000 Treuhandanstalt 6.75%, 5/13/04...................     1,541,350
                                                                    -----------
                MULTI-NATIONAL - 4.1%
 JPY 52,000,000 IBRD Global Bond 4.75%, 12/20/04.................       530,769
                                                                    -----------
                NETHERLANDS - 4.5%
 NLG  1,000,000 Netherlands Government 8.50%, 3/15/01............       581,247
                                                                    -----------
                RUSSIA - 7.7%
 USD  1,000,000 Russia (Ministry of Finance) 9.25%, 11/27/01.....     1,007,500
                                                                    -----------
                UNITED KINGDOM - 7.1%
 GBP    500,000 U.K. Treasury Note 9.75%, 8/27/02................       924,398
                                                                    -----------
                UNITED STATES - 24.7%
 USD  1,500,000 U.S. Treasury Note 6.50%, 8/31/01................     1,507,500
 USD  1,250,000 U.S. Treasury Note 7.50%, 2/15/05................     1,322,656
 USD    400,000 U.S. Treasury Bond 6.50%, 11/15/26...............       383,375
                                                                    -----------
                                                                      3,213,531
                                                                    -----------
                TOTAL -- GOVERNMENT BONDS AND NOTES (Cost
                 $11,415,734)                                        11,036,088
                                                                    -----------
                Preferred Stocks - 4.9%
                IRELAND - 4.9%
 IEP     26,000 Bank of Ireland Conv (Cost $591,162).............   $   635,865
                                                                    -----------
                Short-Term Investments - 5.2%
                GERMANY - 5.2%
 DEM  1,172,379 Chase Manhattan Bank Germany Time Deposit 3.00%,
                 7/4/97..........................................       672,486
                                                                    -----------
                BRAZIL - 0.0%
 USD    500,000 Constran International Commercial Paper,
                 10/22/96(a).....................................            --
 USD    300,000 Constran International Commercial Paper,
                 12/12/96(a).....................................            --
                                                                    -----------
                                                                             --
                                                                    -----------
                TOTAL -- SHORT-TERM INVESTMENTS
                 (Cost $1,475,137)...............................       672,486
                                                                    -----------
                TOTAL INVESTMENTS -- 95.0% (Cost $13,482,033)....    12,344,439
                Other Assets and Liabilities (net) --5.0%........       652,062
                                                                    -----------
                TOTAL NET ASSETS --100.0%........................   $12,996,501
                                                                    ===========

ATS  Austrian Schilling
DEM  German Mark
DKK  Danish Krone
GBP  British Pound
IEP  Irish Punt
JPY  Japanese Yen
NLG  Netherland Guilder
USD  United States Dollar
(a)
     This Brazilian construction company defaulted on these two tranches of debt. Following consideration of factors such as Constran's receivables and a planned debt restructuring, the Manager determined value pursuant to fair valuation procedures approved by the Board of Directors.



See accompanying notes to the financial statements.

 Schedule of Investments
 June 30, 1997 (Unaudited)


                            GEOGRAPHIC CONCENTRATION

United States............................................................  24.7%
Germany..................................................................  17.1
Austria..................................................................   9.0
Argentina................................................................   8.1
Denmark..................................................................   7.8
Russia...................................................................   7.7
United Kingdom...........................................................   7.1
Ireland..................................................................   4.9
Netherlands..............................................................   4.5
Multi-National...........................................................   4.1
                                                                          -----
                                                                           95.0
Other Assets and Liabilities (net).......................................   5.0
                                                                          -----
  Total Net Assets....................................................... 100.0%
                                                                          =====


See accompanying notes to the financial statements.

 STATEMENTS OF ASSETS AND LIABILITIES

 June 30, 1997 (Unaudited)

                                                     International  Emerging
                                                        Equity       Markets
                                                         Fund         Fund
                                                     ------------- -----------
ASSETS:
Investments, at value (Note 1)--(see accompanying
 Schedule of Investments)..........................   $22,952,616  $57,199,258
Cash...............................................       100,160    1,173,401
Foreign currency, at value (Note 1)................       358,006      702,793
Receivable from:
 Securities sold...................................       627,972    1,183,751
 Net open forward currency contracts (Note 8)......       --            23,059
 Fund shares sold..................................        15,110      119,499
 Dividends and interest............................        55,722      168,260
Deferred organization expense (Note 1).............       --           --
Other assets.......................................        10,965        3,283
                                                      -----------  -----------
 Total assets......................................    24,120,551   60,573,304
                                                      -----------  -----------
LIABILITIES:
Notes payable (Note 4).............................       750,000      --
Payable for:
 Securities purchased..............................       556,674      309,039
 Fund shares repurchased...........................       105,553      259,622
 Distributions declared............................       --           --
 Deferred foreign country taxes....................           212       12,683
 Investment manager (Note 2).......................        21,591       27,540
 Net open forward currency contracts (Note 8)......        99,051      --
Accrued expenses and other liabilities.............       102,600      209,813
                                                      -----------  -----------
 Total liabilities.................................     1,635,681      818,697
                                                      -----------  -----------
NET ASSETS.........................................   $22,484,870  $59,754,607
                                                      ===========  ===========
NET ASSETS CONSIST OF:
Paid-in-capital....................................   $17,433,216  $54,168,181
Undistributed net investment income (loss).........      (308,309)    (130,054)
Accumulated net realized gain (loss) on investments
 and foreign currency transactions ................     1,264,831       35,753
Net unrealized appreciation (depreciation) on
 investments, forward currency contracts and net
 other assets (net of accrued foreign country tax
 unrealized appreciation)..........................     4,095,132    5,680,727
                                                      -----------  -----------
NET ASSETS.........................................   $22,484,870  $59,754,607
                                                      ===========  ===========
SHARES OUTSTANDING.................................     1,836,689    3,772,219
                                                      ===========  ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE.....   $     12.24  $     15.84
                                                      ===========  ===========
OFFERING PRICE PER SHARE (NET ASSET VALUE DIVIDED
 BY 95.05%)........................................   $     12.88  $     16.66
                                                      ===========  ===========
Cost of investments................................   $18,758,279  $51,526,768
Cost of foreign currency...........................   $   357,404  $   703,877


See accompanying notes to the financial statements.

  Smaller               Pacific                        Latin                         Global
 Companies              Strategy                      America                        Income
    Fund                  Fund                          Fund                          Fund
------------           ----------                    ----------                    -----------
$150,425,509           $2,685,914                    $5,825,945                    $12,344,439
      53,456               43,531                        81,688                        572,797
     --                    88,278                        44,833                         15,002
   4,428,366              247,780                       105,769                        --
     --                     1,453                        --                            --
     --                    --                            --                              5,257
       3,751                4,025                        18,984                        217,737
       4,099                9,516                         9,943                        --
       3,232                3,225                         3,232                          4,855
------------           ----------                    ----------                    -----------
 154,918,413            3,083,722                     6,090,394                     13,160,087
------------           ----------                    ----------                    -----------
   1,000,000              200,000                       100,000                        --
     --                    80,408                        --                            --
     804,416                4,688                         4,922                        --
     --                    --                            --                             58,047
     --                       862                        --                             10,288
      19,309                4,405                        11,826                         12,414
     --                    --                            --                              2,708
     592,373               76,409                        59,002                         80,129
------------           ----------                    ----------                    -----------
   2,416,098              366,772                       175,750                        163,586
------------           ----------                    ----------                    -----------
$152,502,315           $2,716,950                    $5,914,644                    $12,996,501
============           ==========                    ==========                    ===========
$187,217,589           $4,439,838                    $5,947,527                    $18,563,050
  (1,481,326)             (49,124)                        7,534                       (244,502)
 (12,015,088)          (1,780,386)                   (1,313,753)                    (4,180,788)
 (21,218,860)             106,622                     1,273,336                     (1,141,259)
------------           ----------                    ----------                    -----------
$152,502,315           $2,716,950                    $5,914,644                    $12,996,501
============           ==========                    ==========                    ===========
   7,951,516              272,564                       552,134                      1,680,112
============           ==========                    ==========                    ===========
$      19.18           $     9.97                    $    10.71                    $      7.74
============           ==========                    ==========                    ===========
$      20.18           $    10.49                    $    11.27                    $      8.14
============           ==========                    ==========                    ===========
$171,644,369           $2,579,619                    $4,554,810                    $13,482,033
$     --               $   88,606                    $   44,809                    $    15,067

 STATEMENTS OF OPERATIONS

 For the six months ended June 30, 1997 (Unaudited)

                                                       International  Emerging
                                                          Equity      Markets
                                                           Fund         Fund
                                                       ------------- ----------
INVESTMENT INCOME:
Interest*............................................   $   --       $    9,751
Dividends*...........................................      208,680      620,566
                                                        ----------   ----------
 Total investment income.............................      208,680      630,317
                                                        ----------   ----------
EXPENSES:
Management fee (Note 2)..............................      118,461      295,011
Custody and administration fees......................       58,292      165,526
12b-1 fee Class A (Note 3)...........................       59,270      147,718
Professional fees....................................       28,388       28,390
Transfer agency fee..................................       49,658      133,529
Registration and filing fees.........................       13,382       14,973
Directors' fees and expenses.........................       10,565       10,572
Amortization of organization costs (Note 1)..........          226          226
Other................................................       15,955       25,599
                                                        ----------   ----------
 Total expenses......................................      354,197      821,544
                                                        ----------   ----------
Less: Expenses reimbursable and fees waived by the
 Manager (Note 2)....................................       57,954       80,810
                                                        ----------   ----------
Net operating expenses...............................      296,243      740,734
                                                        ----------   ----------
Interest and other non-operating expenses............       17,410       19,637
                                                        ----------   ----------
NET INVESTMENT INCOME (LOSS).........................     (104,973)    (130,054)
                                                        ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investment transactions.............................      486,873    5,965,586
 Foreign currency transactions.......................      354,952      (62,051)
                                                        ----------   ----------
 Net realized gain (loss)............................      841,825    5,903,535
                                                        ----------   ----------
Net change in unrealized appreciation (depreciation)
 on:
 Investments ........................................    1,623,990    3,099,511
 Foreign currency transactions.......................     (248,383)      23,982
                                                        ----------   ----------
 Net unrealized appreciation (depreciation) during
  the period.........................................    1,375,607    3,123,493
                                                        ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)..............    2,217,432    9,027,028
                                                        ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..........................................   $2,112,459   $8,896,974
                                                        ==========   ==========
* Net of foreign taxes withheld of...................   $   17,063   $   25,344


See accompanying notes to the financial statements.

  Smaller               Pacific                       Latin                         Global
 Companies              Strategy                     America                        Income
    Fund                  Fund                         Fund                          Fund
------------            --------                    ----------                    -----------
$    331,450            $  1,845                    $    4,212                    $   480,013
      58,440              23,357                        65,749                        --
------------            --------                    ----------                    -----------
     389,890              25,202                        69,961                        480,013
------------            --------                    ----------                    -----------
     932,692              15,799                        24,817                         58,787
     226,723              58,331                        34,480                         23,565
     464,599               8,050                        12,472                         27,217
      28,418              28,387                        28,388                         28,670
     660,707              15,624                        13,732                         39,402
      27,844              14,440                        13,614                         12,070
      10,564              10,564                        10,963                         10,564
       4,024               3,127                         2,932                            225
      54,241              13,663                        16,441                         14,271
------------            --------                    ----------                    -----------
   2,409,812             167,985                       157,839                        214,771
------------            --------                    ----------                    -----------
     571,064             128,380                        95,412                         77,227
------------            --------                    ----------                    -----------
   1,838,748              39,605                        62,427                        137,544
------------            --------                    ----------                    -----------
      32,468               8,480                        --                             12,826
------------            --------                    ----------                    -----------
  (1,481,326)            (22,883)                        7,534                        329,643
------------            --------                    ----------                    -----------
     834,151             305,962                       537,799                         58,182
      (3,397)             (5,536)                       (1,924)                      (357,956)
------------            --------                    ----------                    -----------
     830,754             300,426                       535,875                       (299,774)
------------            --------                    ----------                    -----------
 (24,809,580)             (9,179)                      901,578                       (946,671)
     --                    2,473                         2,571                        138,850
------------            --------                    ----------                    -----------
 (24,809,580)             (6,706)                      904,149                       (807,821)
------------            --------                    ----------                    -----------
 (23,978,826)            293,720                     1,440,024                     (1,107,595)
------------            --------                    ----------                    -----------
$(25,460,152)           $270,837                    $1,447,558                    $  (777,952)
============            ========                    ==========                    ===========
$    --                 $  2,332                    $   --                        $     5,595

 STATEMENTS OF CHANGES IN NET ASSETS



                            International Equity Fund        Emerging Markets Fund
                          -----------------------------  -----------------------------
                          Six months ended  Year ended   Six months ended  Year ended
                           June 30, 1997   December 31,   June 30, 1997   December 31,
                            (Unaudited)        1996        (Unaudited)        1996
                          ---------------- ------------  ---------------- ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM:
OPERATIONS:
Net investment income
 (loss).................    $  (104,973)   $   (296,545)   $   (130,054)  $   (483,192)
Net realized gain (loss)
 on investment and
 foreign currency
 transactions...........        841,825       3,101,203       5,903,535      2,174,025
Net change in unrealized
 appreciation
 (depreciation) on
 investments, forward
 currency contracts,
 foreign currency, and
 other assets...........      1,375,607         373,048       3,123,493      6,645,009
                            -----------    ------------    ------------   ------------
Net increase (decrease)
 in net assets resulting
 from operations........      2,112,459       3,177,706       8,896,974      8,335,842
                            -----------    ------------    ------------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
From net investment
 income.................         --            (243,517)        --             --
In excess of net
 investment income......         --            (203,336)        --            (247,279)
From net realized
 capital gains..........         --          (2,610,505)        --             --
                            -----------    ------------    ------------   ------------
 Total distributions to
  shareholders..........         --          (3,057,358)        --            (247,279)
                            -----------    ------------    ------------   ------------
FUND SHARE TRANSACTIONS
 (NOTE 6):
Proceeds from shares
 sold...................      3,598,646      12,422,506      21,469,985     59,140,053
Net asset value of
 shares issued on
 reinvestment of
 distributions..........         --           2,867,255         --             225,216
Cost of shares
 repurchased............     (9,047,940)    (18,134,855)    (27,426,196)   (86,526,905)
                            -----------    ------------    ------------   ------------
Net increase (decrease)
 in net assets resulting
 from fund share
 transactions...........     (5,449,294)     (2,845,094)     (5,956,211)   (27,161,636)
                            -----------    ------------    ------------   ------------
Total change in net
 assets.................     (3,336,835)     (2,724,746)      2,940,763    (19,073,073)
NET ASSETS:
 Beginning of period....     25,821,705      28,546,451      56,813,844     75,886,917
                            -----------    ------------    ------------   ------------
 End of period*.........    $22,484,870    $ 25,821,705    $ 59,754,607   $ 56,813,844
                            ===========    ============    ============   ============
* Including
undistributed net
investment income (loss)
of......................    $  (308,309)   $   (203,336)   $   (130,054)  $    --



See accompanying notes to the financial statements.

    Smaller Companies Fund           Pacific Strategy Fund           Latin America Fund             Global Income Fund
-------------------------------  -----------------------------  -----------------------------  -----------------------------
Six months ended   Year ended    Six months ended  Year ended   Six months ended  Year ended   Six months ended  Year ended
 June 30, 1997    December 31,    June 30, 1997   December 31,   June 30, 1997   December 31,   June 30, 1997   December 31,
  (Unaudited)         1996         (Unaudited)        1996        (Unaudited)        1996        (Unaudited)        1996
----------------  -------------  ---------------- ------------  ---------------- ------------  ---------------- ------------
 $  (1,481,326)   $  (5,275,475)   $   (22,883)   $   (122,563)   $     7,534    $    36,421     $   329,643    $  2,147,950
       830,754       68,713,180        300,426       1,067,644        535,875        336,262        (299,774)     (1,250,202)
   (24,809,580)    (107,281,729)        (6,706)        172,286        904,149        892,795        (807,821)     (1,008,632)
 -------------    -------------    -----------    ------------    -----------    -----------     -----------    ------------
   (25,460,152)     (43,844,024)       270,837       1,117,367      1,447,558      1,265,478        (777,952)       (110,884)
 -------------    -------------    -----------    ------------    -----------    -----------     -----------    ------------
       --              --               --             (60,408)        --            (33,214)       (493,712)     (2,321,770)
       --              --               --             (26,241)        --             --              --             (80,433)
       --           (53,056,746)        --             --              --             --              --             --
 -------------    -------------    -----------    ------------    -----------    -----------     -----------    ------------
       --           (53,056,746)        --             (86,649)        --            (33,214)       (493,712)     (2,402,203)
 -------------    -------------    -----------    ------------    -----------    -----------     -----------    ------------
   453,794,068      544,700,488        867,718       7,544,424      2,082,405      5,984,647         170,743       1,837,136
       --            50,005,460         --              70,554         --             31,901         258,785       1,359,521
  (535,566,402)    (756,060,744)    (2,639,936)    (16,918,134)    (1,875,880)    (7,804,895)     (6,515,144)    (21,510,409)
 -------------    -------------    -----------    ------------    -----------    -----------     -----------    ------------
   (81,772,334)    (161,354,796)    (1,772,218)     (9,303,156)       206,525     (1,788,347)     (6,085,616)    (18,313,752)
 -------------    -------------    -----------    ------------    -----------    -----------     -----------    ------------
  (107,232,486)    (258,255,566)    (1,501,381)     (8,272,438)     1,654,083       (556,083)     (7,357,280)    (20,826,839)
   259,734,801      517,990,367      4,218,331      12,490,769      4,260,561      4,816,644      20,353,781      41,180,620
 -------------    -------------    -----------    ------------    -----------    -----------     -----------    ------------
 $ 152,502,315    $ 259,734,801    $ 2,716,950    $  4,218,331    $ 5,914,644    $ 4,260,561     $12,996,501    $ 20,353,781
 =============    =============    ===========    ============    ===========    ===========     ===========    ============
 $ (1,481,326)    $       --       $   (49,124)   $    (26,241)   $     7,534    $    --         $  (244,502)   $    (80,433)

 FINANCIAL HIGHLIGHTS

 For a Share Outstanding Throughout Each Period:

                                                    International Equity Fund
                          ------------------------------------------------------------------------------
                           Six Months
                              Ended      Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                          June 30, 1997 December 31, December 31, December 31, December 31, December 31,
                           (Unaudited)      1996         1995         1994         1993       1992(a)
                          ------------- ------------ ------------ ------------ ------------ ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 11.19      $ 11.27      $ 10.16      $ 13.23      $  9.31       $10.00
                             -------      -------      -------      -------      -------       ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss).................       (0.08)       (0.11)+      (0.08)+      (0.12)+      (0.03)       (0.01)
Net realized and
 unrealized gain (loss)
 on investments.........        1.13         1.45         1.20        (0.94)        5.01        (0.52)
                             -------      -------      -------      -------      -------       ------
 Total from investment
  operations............        1.05         1.34         1.12        (1.06)        4.98        (0.53)
                             -------      -------      -------      -------      -------       ------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS:
From net investment
 income.................       --           (0.11)        --           --           --          (0.04)
In excess of net
 investment income......       --           (0.09)        --           --           --           --
From net realized gain..       --           (1.22)       (0.01)       (2.01)       (1.06)       (0.12)
In excess of net
 realized capital gain..       --            --           --           --           --           --
                             -------      -------      -------      -------      -------       ------
 Total distributions....       --           (1.42)       (0.01)       (2.01)       (1.06)       (0.16)
                             -------      -------      -------      -------      -------       ------
Net asset value, end of
 period.................     $ 12.24      $ 11.19      $ 11.27      $ 10.16      $ 13.23       $ 9.31
                             =======      =======      =======      =======      =======       ======
TOTAL RETURN**..........        9.38 %      12.03 %      11.01 %      (8.44)%      54.50 %      (5.32)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's).........     $22,485      $25,822      $28,546      $32,296      $44,610       $1,328
Net expenses to average
 daily net assets
 (Note A)...............        2.50 %*      2.39 %       2.50 %       2.50 %       2.50 %       2.50 %*
Net investment income
 (loss) to average daily
 net assets.............       (0.89)%*     (1.06)%      (0.64)%      (0.98)%      (0.79)%      (0.10)%*
Portfolio turnover
 rate...................          34 %         84 %        101 %        155 %        151 %        140 %
Average commission
 rate++.................     $0.0047      $0.0158          N/A          N/A          N/A          N/A

--------------------------
Note A: John Govett & Co. Limited waived a portion of its management fees and
        Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31, 1992, 1993 and 1994. For the years ended
        December 31, 1995, 1996 and the six months ended June 30, 1997, John
        Govett & Co. Limited waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds.
        Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

   Expenses.............        3.14 %*      3.09 %       2.75 %       2.74 %       2.65 %      13.85 %*

(a) Commencement of Operations was January 7, 1992.
(b) Commencement of Operations was January 1, 1993.
(c) Commencement of Operations was January 1, 1994.
(d) Commencement of Operations was March 7, 1994.
  * Annualized
 ** Total return calculations exclude front end sales load.
  + Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.
 ++ For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.


See accompanying notes to the financial statements.

                            Emerging Markets Fund
-------------------------------------------------------------------------------
 Six Months
    Ended       Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
June 30, 1997  December 31, December 31, December 31, December 31, December 31,
 (Unaudited)       1996         1995         1994         1993       1992(a)
-------------  ------------ ------------ ------------ ------------ ------------
   $ 13.66       $ 12.24      $ 13.29      $ 17.70      $ 10.72       $10.00
   -------       -------      -------      -------      -------       ------
     (0.03)        (0.13)+      (0.06)+      (0.11)+      (0.05)       (0.03)
      2.21          1.61        (0.98)       (1.93)        8.36         0.75
   -------       -------      -------      -------      -------       ------
      2.18          1.48        (1.04)       (2.04)        8.31         0.72
   -------       -------      -------      -------      -------       ------
     --             --           --           --           --           --
     --            (0.06)        --           --           --           --
     --             --          (0.01)       (2.33)       (1.33)        --
     --             --           --          (0.04)        --           --
   -------       -------      -------      -------      -------       ------
     --            (0.06)       (0.01)       (2.37)       (1.33)        --
   -------       -------      -------      -------      -------       ------
   $ 15.84       $ 13.66      $ 12.24      $ 13.29      $ 17.70       $10.72
   =======       =======      =======      =======      =======       ======
     15.96 %       12.08 %      (7.92)%     (12.65)%      79.73 %       7.20 %
   $59,755       $56,814      $75,887      $76,812      $71,422       $5,625
      2.50 %*       2.38 %       2.50 %       2.50 %       2.50 %       2.50 %*
     (0.44)%*      (0.62)%      (0.49)%      (0.77)%      (0.88)%      (0.49)%*
        64 %         122 %        115 %        140 %        143 %        182 %
   $0.0028       $0.0011          N/A          N/A          N/A          N/A
      2.84 %*       2.62 %       2.78 %       2.65 %       2.52 %       7.52 %*
                      Smaller Companies Fund
------------------------------------------------------------------
 Six Months
    Ended       Year Ended   Year Ended   Year Ended   Year Ended
June 30, 1997  December 31, December 31, December 31, December 31,
 (Unaudited)       1996         1995         1994       1993(b)
-------------- ------------ ------------ ------------ ------------
  $  21.83       $  29.96     $  19.06     $ 15.85      $ 10.00
-------------- ------------ ------------ ------------ ------------
     (0.19)         (0.44)+      (0.30)+     (0.10)+      (0.06)
     (2.46)         (2.84)       13.32        4.47         5.91
-------------- ------------ ------------ ------------ ------------
     (2.65)         (3.28)       13.02        4.37         5.85
-------------- ------------ ------------ ------------ ------------
     --             --           --           --           --
     --             --           --           --           --
     --             (4.85)       (2.12)      (1.16)        --
     --             --           --           --           --
-------------- ------------ ------------ ------------ ------------
     --             (4.85)       (2.12)      (1.16)        --
-------------- ------------ ------------ ------------ ------------
  $  19.18       $  21.83     $  29.96     $ 19.06      $ 15.85
============== ============ ============ ============ ============
    (12.14)%       (10.87)%      69.08 %     28.74 %      58.50 %
  $152,502       $259,735     $517,990     $76,873      $39,681
      1.95 %*        1.81 %       1.95 %      1.95 %       1.95 %
     (1.57)%*       (1.40)%      (1.64)%     (1.13)%      (0.93)%
        46 %          406 %        280 %       519 %        483 %
  $ 0.0489       $ 0.0581          N/A         N/A          N/A
      2.59 %*        2.08 %       2.12 %      2.40 %       2.44 %

 For a Share Outstanding Throughout Each Period:


                                           Pacific Strategy Fund
                          -------------------------------------------------------
                          Six Months Ended  Year Ended   Year Ended   Year Ended
                           June 30, 1997   December 31, December 31, December 31,
                            (Unaudited)        1996         1995       1994(c)
                          ---------------- ------------ ------------ ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....      $  9.15        $  8.53      $  8.79      $ 10.00
                              -------        -------      -------      -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss).................        (0.12)         (0.26)+      (0.05)+      (0.18)+
Net realized and
 unrealized gain (loss)
 on investments.........         0.94           1.05        (0.21)       (1.03)
                              -------        -------      -------      -------
 Total from investment
  operations............         0.82           0.79        (0.26)       (1.21)
                              -------        -------      -------      -------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS:
From net investment
 income.................         --            (0.12)        --           --
In excess of net
 investment income......         --            (0.05)        --           --
From net realized gain..         --             --           --           --
In excess of net
 realized capital gain..         --             --           --           --
Tax return of capital...         --             --           --           --
                              -------        -------      -------      -------
 Total distributions....         --            (0.17)        --           --
                              -------        -------      -------      -------
Net asset value, end of
 period.................      $  9.97        $  9.15      $  8.53      $  8.79
                              =======        =======      =======      =======
TOTAL RETURN**..........         8.96 %         9.32 %      (2.96)%     (12.10)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's).........      $ 2,717        $ 4,218      $12,491      $13,849
Net expenses to average
 daily net assets (Note
 A).....................         2.50 %*        2.50 %       2.50 %       2.50 %
Net investment income
 (loss) to average daily
 net assets.............        (1.44)%*       (1.51)%      (0.67)%      (1.33)%
Portfolio turnover
 rate...................           92 %          170 %        163 %        213 %
Average commission
 rate++.................      $0.0086        $0.0102          N/A          N/A

----------------------------------------------------------------------
Note A: John Govett & Co. Limited waived a portion of its management fees and
        Govett Financial Services Limited, a former distributor of the Funds, reimbursed a portion of the other operating expenses of the Funds for the years ended December 31, 1992, 1993 and 1994. For the years ended
        December 31, 1995, 1996 and the six months ended June 30, 1997, John
        Govett & Co. Limited waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds.
        Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

   Expenses.............        11.14 %*        6.66 %       3.62 %       2.66 %

(a) Commencement of Operations was January 7, 1992.
(b) Commencement of Operations was January 1, 1993.
(c) Commencement of Operations was January 1, 1994.
(d) Commencement of Operations was March 7, 1994.
 *  Annualized
**  Total return calculations exclude front end sales load.
 + Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.
++ For the fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.


See accompanying notes to the financial statements.

                  Latin America Fund
-------------------------------------------------------
   Six Months
     Ended        Year Ended   Year Ended  Period Ended
 June 30, 1997   December 31, December 31, December 31,
  (Unaudited)        1996         1995       1994(d)
 -------------   ------------ ------------ ------------
   $     7.97      $  6.44      $  7.89      $ 10.00
   ----------      -------      -------      -------
         0.01         0.07+       (0.01)+      (0.09)+
         2.73         1.52        (1.44)       (1.53)
   ----------      -------      -------      -------
         2.74         1.59        (1.45)       (1.62)
   ----------      -------      -------      -------
       --            (0.06)        --           --
       --             --           --           --
       --             --           --          (0.27)
       --             --           --          (0.22)
       --             --           --           --
   ----------      -------      -------      -------
       --            (0.06)        --          (0.49)
   ----------      -------      -------      -------
   $    10.71      $  7.97      $  6.44      $  7.89
   ==========      =======      =======      =======
        34.38%       24.10 %     (18.38)%     (16.94)%
   $    5,915      $ 4,261      $ 4,817      $ 7,096
         2.50%*       2.50 %       2.50 %       2.50 %*
         0.30%*       0.54 %       0.00 %      (1.06)%*
           73%         150 %        127 %        185 %
      $0.0007      $0.0005          N/A          N/A
         6.31%*       6.49 %       5.66 %       3.35 %*

                           Global Income Fund
-------------------------------------------------------------------------------
 Six Months
    Ended      Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
June 30, 1997 December 31, December 31, December 31, December 31, December 31,
 (Unaudited)      1996         1995         1994         1993       1992(a)
------------- ------------ ------------ ------------ ------------ -------------
   $  8.32      $  8.97      $  8.48      $ 10.16      $  9.77      $ 10.00
------------- ------------ ------------ ------------ ------------ -------------
      0.13         0.57+        0.63+        0.76+        0.99         0.80
     (0.46)       (0.54)        0.53        (1.67)        0.66         0.06
------------- ------------ ------------ ------------ ------------ -------------
     (0.33)        0.03         1.16        (0.91)        1.65         0.86
------------- ------------ ------------ ------------ ------------ -------------
     (0.25)       (0.66)       (0.63)       (0.24)       (0.95)       (0.78)
     --           (0.02)       (0.04)        --           --           --
     --            --           --           --          (0.31)       (0.31)
     --            --           --           --           --           --
     --            --           --          (0.53)        --           --
------------- ------------ ------------ ------------ ------------ -------------
     (0.25)       (0.68)       (0.67)       (0.77)       (1.26)       (1.09)
------------- ------------ ------------ ------------ ------------ -------------
   $  7.74      $  8.32      $  8.97      $  8.48      $ 10.16      $  9.77
============= ============ ============ ============ ============ =============
    (4.03)%        0.33 %      14.11 %      (9.16)%      17.64 %       8.95 %
   $12,997      $20,354      $41,181      $51,691      $82,000      $34,084
      1.75 %*      1.64 %       1.75 %       1.75 %       1.72 %       1.75 %*
      4.20 %*      7.17 %       7.45 %       8.30 %       9.66 %       9.75 %*
        55 %        236 %        249 %        701 %        328 %        378 %
       N/A          N/A          N/A          N/A          N/A          N/A

      2.90 %*      2.38 %       1.93 %       1.95 %       1.72 %       3.17 %*

 NOTES TO FINANCIAL STATEMENTS

Note 1-Significant Accounting Policies
The Govett Funds, Inc. (the "Company") was established as a Maryland corpora-tion on November 13, 1990. The Company's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which may issue one or more separate classes of shares. The Company presently consists of six se-ries (individually a "Fund", and together the "Funds"), which are registered with the Securities and Exchange Commission ("SEC") under the Investment Com-pany Act of 1940, as amended (the "1940 Act"). Govett International Equity Fund, Govett Emerging Markets Fund, Govett Smaller Companies Fund and Govett Pacific Strategy Fund are all diversified, open-end management investment com-panies. Govett Latin America Fund and Govett Global Income Fund are both non-diversified, open-end management investment companies. Each of the Funds has authorized the issuance of Class A, Class B and Institutional Class Shares. On May 16, 1997, the Board of Directors approved the reclassification of Class C Shares as Institutional Class shares. At that time the Board also authorized the filing of an amendment to the Fund's registration statement with the Secu-rities and Exchange Commission, to delete references to Class C Shares and to describe the characteristics of the Institutional Class Shares. As of June 30, 1997, only Class A shares were available to the public.

Govett International Equity Fund seeks long-term capital appreciation by in-vesting primarily in equity securities of companies located throughout the world. Govett Emerging Markets Fund seeks long-term capital appreciation by in-vesting primarily in equity securities of issuers located in emerging markets. Govett Smaller Companies Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies. Govett Pacific Strategy Fund seeks long-term capital appreciation by investing primarily in equity se-curities of companies located in the Pacific Rim. Govett Latin America Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of companies located in Latin America. Govett Global Income Fund seeks primarily a high level of current income, consistent with preservation of capital, by investing primarily in foreign debt securities, and has a secondary objective of capital appreciation.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the prep-aration of their financial statements.

PORTFOLIO VALUATION--Portfolio securities listed or traded on domestic or for-eign securities exchanges are valued at the last quoted sales price. Securities listed or traded on the over-the-counter market are valued at the mean between the latest available current bid and asked prices. Bonds and short-term debt securities with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, they are valued based on prices for securities of comparable maturity, quality and type. Prices are obtained from pricing services as authorized by the Company's Board of Directors. Short-term debt se-curities which mature in 60 days or less are valued at amortized cost. Foreign securities quoted in foreign currency are translated into U.S. dollars at the foreign currency rates applicable on that day or at such other rates as John Govett & Co. Limited (the "Manager") may determine to be appropriate in comput-ing net asset value. Securities for which there are no representative quota-tions or valuations are valued at fair value, determined in good faith, as au-thorized by the Company's Board of Directors.

REPURCHASE AGREEMENTS--Each Fund may engage in repurchase agreement transac-tions. Under the terms of a typical repurchase agreement, the Fund takes pos-session of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Fund may experience a loss if the Fund is delayed or prevented from exercising its rights to dis-pose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are main-tained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the for-eign currency exchange rates applicable on that day. Purchases and sales of se-curities, in-come receipts and expense payments are translated into U.S. dollars at the pre-vailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually re-ceived. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the ef-fects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment transactions.

FORWARD CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A for-ward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward cur-rency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-market daily using the for-ward foreign currency exchange rates applicable on that day or at such other rates as the Manager may determine to be appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be ex-posed to risk if the counterparties are unable to meet the terms of the con-tracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

OPTIONS--The Smaller Companies Fund may purchase option contracts to manage its exposure to general market conditions. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price.

The maximum exposure to loss for any purchase option is limited to the premium initially paid for the option. Risks may arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each trans-action, and only present liquidity risk in highly unusual market conditions.

SECURITY FORWARD PURCHASE COMMITMENTS--The Global Income Fund may enter into security forward purchase commitments ("forward commitments"). Forward commit-ments are securities purchased for delivery beyond the normal settlement date at a stated price or yield, and no income accrues to the Fund on such securi-ties prior to delivery. Forward commitments are marked-to-market on a daily ba-sis. The change in value is recorded by the Fund as an unrealized gain or loss. When the Fund enters into a forward commitment transaction, it establishes a segregated account in which it maintains appropriate securities in an amount at least equal in value to the Fund's commitment to purchase such security. It is the Fund's intention to sell securities purchased on a forward commitment basis prior to settlement date. The Fund may experience a loss if a counterparty does not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis.

TAXES--The Funds intend to continue to qualify as regulated investment compa-nies under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the policy of the Funds to distribute all of their taxable income, including any net realized gain on investments, to shareholders within the prescribed time periods. Therefore, no provision for income or excise tax is necessary. At December 31, 1996, the following Funds had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                       Expiration Date December 31,
                                     --------------------------------
                                        2002       2003       2004      Total
                                     ---------- ---------- ---------- ----------
Emerging Markets.................... $   --     $5,125,000 $   --     $5,125,000
Pacific Strategy....................     --      1,964,000     --      1,964,000
Latin America.......................     --      1,791,000     --      1,791,000
Global Income.......................  2,210,000     --      1,583,000  3,793,000

DISTRIBUTIONS TO SHAREHOLDERS--The International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund and Latin America Fund in-tend to declare and pay distributions from net investment income and net real-ized capital gains, if any, annually. The Global Income Fund seeks to declare dividends daily and to pay dividends monthly from net investment income, if any, and to declare and pay distributions from net realized capital gains, if any, annually.

Income and capital gains distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences are primarily due to differing treatments for for-eign currency transactions, post-October losses, option and forward transac-tions, currency contracts, organization costs, losses deferred due to wash sales transactions, market discount and realized gains on sales of investments in passive foreign investment companies.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net invest-ment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax dif-ferences which will reverse in a subsequent period.

Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, differ-ences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distri-butions for financial statement purposes are classified as distributions in excess of net investment income or in excess of accumulated net realized gains.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Original issue discount and premium on debt securities is amortized using the yield to maturity method. Market discount on debt secu-rities is amortized on a straight-line basis. Withholding taxes on foreign in-terest and dividend income have been withheld in accordance with the applica-ble country's tax treaty with the U.S.

ORGANIZATION EXPENSES--Organization expenses are amortized on a straight line basis over a period of 60 months from commencement of operations of each Fund. In the event that any of the initial shares purchased by the Manager or its affiliated companies are redeemed during the amortization period by any holder thereof, the Funds will be reimbursed for any remaining unamortized organiza-tion expenses in the same proportion as the number of initial shares redeemed bears to the total number of initial shares outstanding at the time of redemp-tion.

EXPENSES--A significant portion of the Company's expenses are directly related to individual Funds. Expenses of the Fund not directly attributable to the op-erations of specific class of shares are allocated pro rata to each class on the basis of the relative net assets of the respective classes. Expenses which are not readily attributable to a specific Fund are allocated in such manner as deemed equitable by the Company's Board of Directors, taking into consider-ation, among other things, the nature and type of expense.

Note 2-Management Fees and Affiliated Service Providers
The Manager, pursuant to the terms of an investment management contract, pro-vides all investment management services to the Funds. As compensation for these services, the Manager earns a monthly fee computed at an annual rate of 1.00% (0.75% for the Global Income Fund) of the value of the daily average net assets of each Fund. The Manager has agreed to voluntarily waive a portion of its management fee and to reimburse a portion of the other operating expenses of the International Equity Fund, Emerging Markets Fund, Smaller Companies Fund, Pacific Strategy Fund, Latin America Fund, and Global Income Fund through December 31, 1997, to the extent that the Funds' annual ordinary oper-ating expenses exceed 2.50%, 2.50%, 1.95%, 2.50%, 2.50%, and 1.75% of its av-
erage daily net assets, respectively.

Prior to January 9, 1997, the Manager had entered into a Subadvisory Agreement with Berkeley Capital Management (the "Subadvisor") whereby the Subadvisor provided day-to-day investment advisory services to the Smaller Companies Fund. Effective January 9, 1997, John Govett assumed full investment manage-ment control of the Smaller Companies Fund.

No officer, director or employee of the Manager or its affiliates receives any compensation from the Company for serving as an officer or director of the Company. The compensation of the unaffiliated directors of the Company is borne by the Company.

Note 3-Distribution Agreement/12b-1 Plan
The Funds have adopted a Distribution and Service Plan for their Class A shares pursuant to Rule 12b-1 of the 1940 Act. The Funds pay the Distributor a quarterly distribution fee equal to an annual rate of 0.50% (0.35% for the Global Income Fund) of the value of each Fund's average daily net assets, at-tributable to Class A shares, for providing ongoing distribution services and facilities to the Fund's Class A shares. This is a "compensation plan" that does not provide for continued payments to a distributor upon termination of the distribution agreement. Effective April 1, 1997, FPS Broker Services, Inc. became the Funds' distributor.

Note 4-Line Of Credit
The Company has entered into an agreement with Chase Manhattan Bank ("Chase") under which Chase agrees to provide a 364 day committed line of credit to the Funds. During the six months ended June 30, 1997, maximum loan amounts under the terms of the agreement could not exceed 10% of each Fund's net asset value at the time of borrowing. Borrowing under the agreement cannot exceed $30,250,000 in the aggregate. Interest on amounts loaned are calculated at the Chase New York Prime Rate plus 0.25% per annum. The Funds also pay to Chase a commitment fee of 0.20% per annum on the unused amount of the line of credit.

As of June 30, 1997, under the Credit Agreement with Chase, the International Equity Fund, Smaller Companies Fund, Pacific Strategy Fund and Latin America Fund had $750,000, $1,000,000, $200,000, and $100,000 outstanding, respective-
ly.

For the six months ended June 30, 1997, the Funds had borrowings from Chase under the arrangement as follows. The average daily balance is calculated by totaling the amount of money advanced and dividing by the number of days the loan was outstanding.

                                    Average     Maximum
                                     Daily    Outstanding    Average    Interest
                                    Balance   Borrowing*  Interest Rate Expense
                                   ---------- ----------- ------------- --------
International Equity.............. $  606,008 $ 1,550,000     8.75%     $17,410
Emerging Markets..................    968,965   2,250,000     8.75       19,637
Smaller Companies.................  6,013,809  11,950,000     8.75       32,468
Pacific Strategy..................    310,227     795,000     8.75        8,480
Latin America.....................    385,200     428,000     8.75           --
Global Income.....................    600,000     600,000     8.75        2,538

* Includes overdrafts permitted by the Custodian outside the committed line of credit on terms identical to the line of credit.

Note 5-Purchases and Sales of Securities
Costs of purchases and proceeds from sales of securities, excluding short-term obligations, for the six months ended June 30, 1997, were as follows. Only the Global Income Fund had U.S. Government securities transactions.

                                                        Purchases     Sales
                                                       ----------- ------------
International Equity Fund............................. $ 8,097,842 $ 12,719,013
                                                       =========== ============
Emerging Markets Fund................................. $37,258,643 $ 47,912,895
                                                       =========== ============
Smaller Companies Fund................................ $82,591,024 $153,243,603
                                                       =========== ============
Pacific Strategy Fund................................. $ 2,811,265 $  4,577,350
                                                       =========== ============
Latin America Fund.................................... $ 3,672,022 $  3,500,624
                                                       =========== ============
Global Income Fund:
 U.S. Government securities........................... $   744,188 $  2,324,414
 Other investments....................................   6,243,421    4,994,194
                                                       ----------- ------------
                                                       $ 6,987,609 $  7,318,608
                                                       =========== ============

Note 6-Fund Share Transactions
The Company's Articles of Incorporation permit the Company's Board of Direc-tors to establish separate series (or Funds) and to issue up to a total of three billion shares, with 250 million shares authorized for each Fund. Trans-actions in fund shares for the periods indicated below are as follows:

                                  International Equity
                                          Fund           Emerging Markets Fund
                                  ---------------------  ----------------------
                                     Six
                                   Months                Six Months
                                    Ended    Year Ended    Ended     Year Ended
                                   6/30/97    12/31/96    6/30/97     12/31/96
                                  ---------  ----------  ----------  ----------
 Shares sold....................    312,102   1,045,705   1,462,053   4,501,935
 Shares issued on reinvestment
  of distributions..............         --     255,018          --      16,595
 Shares repurchased.............   (783,364) (1,525,675) (1,849,029) (6,561,346)
                                  ---------  ----------  ----------  ----------
 Net increase (decrease)........   (471,262)   (224,952)   (386,976) (2,042,816)
 Fund shares:
 Beginning of period............  2,307,951   2,532,903   4,159,195   6,202,011
                                  ---------  ----------  ----------  ----------
 End of period..................  1,836,689   2,307,951   3,772,219   4,159,195
                                  =========  ==========  ==========  ==========

                                Smaller Companies Fund    Pacific Strategy Fund
                                ------------------------  ---------------------
                                Six Months                Six Months
                                   Ended     Year Ended     Ended    Year Ended
                                  6/30/97     12/31/96     6/30/97    12/31/96
                                -----------  -----------  ---------- ----------
 Shares sold..................   23,929,218   19,765,798     93,722     828,391
 Shares issued on reinvestment
  of distributions............           --    2,227,722         --       7,841
 Shares repurchased...........  (27,877,136) (27,384,907)  (282,231) (1,839,546)
                                -----------  -----------   --------  ----------
 Net increase (decrease)......   (3,947,918)  (5,391,387)  (188,509) (1,003,314)
 Fund shares:
 Beginning of period..........   11,899,434   17,290,821    461,073   1,464,387
                                -----------  -----------   --------  ----------
 End of period................    7,951,516   11,899,434    272,564     461,073
                                ===========  ===========   ========  ==========

                                    Latin America Fund     Global Income Fund
                                   ---------------------  ---------------------
                                                             Six
                                   Six Months              Months
                                     Ended    Year Ended    Ended    Year Ended
                                    6/30/97    12/31/96    6/30/97    12/31/96
                                   ---------- ----------  ---------  ----------
 Shares sold.....................    221,807     802,452     21,594     212,508
 Shares issued on reinvestment of
  distributions..................         --       4,029     32,890     158,248
 Shares repurchased..............   (204,209) (1,020,006)  (821,687) (2,515,381)
                                    --------  ----------  ---------  ----------
 Net increase (decrease).........     17,598    (213,525)  (767,203) (2,144,625)
 Fund shares:
 Beginning of period.............    534,536     748,061  2,447,315   4,591,940
                                    --------  ----------  ---------  ----------
 End of period...................    552,134     534,536  1,680,112   2,447,315
                                    ========  ==========  =========  ==========

Note 7-Federal Income Tax Cost
At June 30, 1997, the cost and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                      International  Emerging      Smaller
                                         Equity       Markets     Companies
                                          Fund         Fund          Fund
                                      ------------- -----------  ------------
Aggregate cost.......................  $18,758,279  $51,526,768  $171,644,369
                                       ===========  ===========  ============
Gross unrealized appreciation........    5,876,838   11,314,761    15,138,520
Gross unrealized depreciation........   (1,682,501)  (5,642,271)  (36,357,380)
                                       -----------  -----------  ------------
Net unrealized appreciation
 (depreciation)......................  $ 4,194,337  $ 5,672,490  $(21,218,860)
                                       ===========  ===========  ============
                                         Pacific       Latin        Global
                                        Strategy      America       Income
                                          Fund         Fund          Fund
                                      ------------- -----------  ------------
Aggregate cost.......................  $ 2,579,619  $ 4,554,810  $ 13,482,033
                                       ===========  ===========  ============
Gross unrealized appreciation........      362,276    1,308,745       155,586
Gross unrealized depreciation........     (255,981)     (37,610)   (1,293,180)
                                       -----------  -----------  ------------
Net unrealized appreciation
 (depreciation)......................  $   106,295  $ 1,271,135  $ (1,137,594)
                                       ===========  ===========  ============

Note 8-Financial Instruments
The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to market risk, such as interest rates and foreign currency exchange rates. These financial instruments include forward currency exchange contracts and se-curity forward commitments.

The notional or contractual amounts of these instruments represent the invest-ment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all re-lated and offsetting transactions are considered. Security forward commitments involve purchasing or selling securities on a delayed delivery basis, which may be settled on their original terms or closed out with an offsetting transaction on or before the settlement date.

The difference between the offsetting or closed out transactions is receivable or payable on the original settlement date. At June 30, 1997 there were no open security forward commitments. The forward foreign currency contracts at June 30, 1997 were as follows:

          FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                              Net
                                                                                            In             Unrealized
                                 Settle                 Contracts to                     Exchange         Appreciation
                                  Date     Currency    Deliver/Receive      Currency        For          (Depreciation)
                                --------   --------    ---------------      --------    -----------      --------------
International Equity Fund
PURCHASES                       07/16/97     USD           1,000,000          GBP           602,174        $   2,203
                                01/26/98     USD             500,000          JPY        55,895,000            3,088
SALES                           07/16/97     GBP             666,400          USD         1,000,000         (109,096)
                                01/26/98     JPY         282,150,000          USD         2,500,000          (39,515)
                                04/14/98     FRF           5,610,000          USD         1,000,000           25,646
                                04/29/98     NLG           1,515,760          USD           800,000            9,752
                                04/30/98     DEM           1,683,500          USD         1,000,000           11,810
                                04/30/98     CHF             989,520          USD           700,000           (2,939)
                                                                                                           ---------
                                                                                                           $ (99,051)
Emerging Markets Fund                                                                                      =========
SALES                           08/15/97     THB          88,006,347          USD         3,363,000        $  23,059
Pacific Strategy Fund                                                                                      =========
SALES                           08/15/97     THB           5,547,828          USD           212,000        $   1,453
Global Income Fund                                                                                         =========
PURCHASES                       07/18/97     USD             989,346          DKK         6,500,000        $  (8,891)
                                07/18/97     USD           1,566,125          DEM         2,700,000          (15,203)
                                07/21/97     USD             592,784          NLG         1,150,000           (5,507)
                                07/30/97     USD           1,736,593          JPY       196,235,000          (16,112)
SALES                           07/18/97     DKK           6,500,000          USD           992,366           11,912
                                07/18/97     DEM           2,700,000          USD         1,572,510           21,588
                                07/21/97     NLG           1,150,000          USD           596,783            9,505
                                                                                                           ---------
                                                                                                           $  (2,708)
                                                                                                           =========

The principal amounts of each non-U.S. dollar denominated contract is stated in the currency in which the contract is denominated.

CHF--Swiss Franc          FRF--French Franc         NLG--Netherland Guilder
DEM--German Mark          GBP--British Pound        THB--Thai Baht
DKK--Danish Krone         JPY--Japanese Yen         USD--United States Dollar

Note 9-Portfolio Investment Risks

These risks and considerations may involve adverse political and economic de-velopments and the possible imposition or currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more vol-atile than securities of comparable U.S. companies and U.S. securities.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

THE GOVETT FUNDS, INC.

BOARD OF DIRECTORS

Patrick Cunneen, Chairman

Elliott Atamian

Sir Victor Garland

James Oates

Frank Terzolo

OFFICERS

Brian Lee
President

Colin Kreidewolf
Vice President and Treasurer

Alice L. Schulman
Vice President and Corporate Secretary

Andrew J. Barnett
Vice President

The Govett Funds, Inc.
c/o FPS Services, Inc.
P.O. Box 61503
King of Prussia, PA 19406-0903